AUGUST 5, 2005                                                   JPMCC 2005-LDP3

                      STRUCTURAL AND COLLATERAL TERM SHEET

                           --------------------------

                                 $1,578,460,000
                                  (Approximate)

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

                                SERIES 2005-LDP3

                          --------------------------

                            JPMORGAN CHASE BANK, N.A.

                        LASALLE BANK NATIONAL ASSOCIATION

                          NOMURA CREDIT & CAPITAL, INC.

                              Mortgage Loan Sellers

JPMORGAN                      ABN AMRO INCORPORATED                      NOMURA
                           CREDIT SUISSE FIRST BOSTON

The analysis in this report is based on information provided by JPMorgan Chase
Bank, N.A., LaSalle Bank National Association, and Nomura Credit & Capital, Inc.
(the "Sellers"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein supersedes any previous such information delivered to you. These materials are subject to change, completion or amendment from time to time. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses
(the "Computational Materials") which have been prepared in reliance upon information furnished by the issuer and the Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials'
appropriateness in any particular context; or as to whether the Computational
Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of J.P. Morgan Securities Inc., ABN AMRO
Incorporated, Nomura Securities International, Inc. and Credit Suisse First
Boston LLC (the "Underwriters") or any of their affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE
ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT
ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3



---------------------------------------------------------------------------------------------------------------
                                                KEY FEATURES
---------------------------------------------------------------------------------------------------------------

CO-LEAD MANAGERS:          J.P. Morgan Securities Inc. (Joint Bookrunner)
                           Nomura Securities International, Inc. (Joint Bookrunner)
                           ABN AMRO Incorporated
CO-MANAGERS:               Credit Suisse First Boston LLC
MORTGAGE LOAN SELLERS:     JPMorgan Chase Bank, N.A. (38.3%)
                           LaSalle Bank National Association (33.4%)
                           Nomura Credit & Capital, Inc. (28.3%)
MASTER SERVICER:           GMAC Commercial Mortgage Corporation
SPECIAL SERVICER:          CWCapital Asset Management LLC
TRUSTEE:                   Wells Fargo Bank, N.A.
FISCAL AGENT:              LaSalle Bank National Association
RATING AGENCIES:           Moody's Investors Service, Inc.
                           Standard & Poor's
PAYING DATE:               On or about August 17, 2005
CLOSING DATE:              On or about August 24, 2005
CUT-OFF DATE:              With respect to each mortgage loan, the related due date of such mortgage loan in
                           August 2005, or with respect to those loans which have their first payment date in either September or October 2005, the origination date.
DISTRIBUTION DATE:         15th of each month, or if the 15th day is not a business day, on the next succeeding business day, beginning in September 2005
PAYMENT DELAY:             15 days and with respect to the Class A-4FL Certificates, none
TAX STATUS:                REMIC
ERISA CONSIDERATION:       It is expected that the Offered Certificates will be ERISA eligible
OPTIONAL TERMINATION:      1.0% (Clean-up Call)
MINIMUM DENOMINATIONS:     $10,000 ($1,000,000 in the case of Class X-2)
SETTLEMENT TERMS:          DTC, Euroclear and Clearstream Banking




---------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS
---------------------------------------------------------------------------------------------------------------
COLLATERAL CHARACTERISTICS                                MORTGAGE LOANS       LOAN GROUP 1       LOAN GROUP 2
--------------------------                                --------------       ------------       -------------

INITIAL POOL BALANCE (IPB):                               $2,076,723,076      $1,742,002,009      $334,721,068
NUMBER OF MORTGAGE LOANS:                                            240                 170                70
NUMBER OF MORTGAGED PROPERTIES:                                      253                 183                70
AVERAGE CUT-OFF DATE BALANCE PER MORTGAGE LOAN:               $8,653,013         $10,247,071        $4,781,730
AVERAGE CUT-OFF DATE BALANCE PER PROPERTY:                    $8,208,392          $9,519,137        $4,781,730
WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:                     5.16892%            5.16582%          5.18501%
WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR:(1)                         1.63x               1.68x             1.39x
WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV):(1)               69.6%               68.7%             74.0%
WEIGHTED AVERAGE MATURITY DATE LTV(1),(2):                          62.0%               61.6%             64.3%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS)(3):             106                 105               113
WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MONTHS)(4):             354                 353               357
WEIGHTED AVERAGE SEASONING (MONTHS):                                   1                   1                 1
10 LARGEST MORTGAGE LOANS AS % OF IPB:                              33.1%               39.7%             40.9%
% OF MORTGAGE LOANS WITH ADDITIONAL DEBT:                            7.2%                8.5%              0.0%
% OF MORTGAGE LOANS WITH SINGLE TENANTS:                            10.5%               12.5%              0.0%


----------

(1) Includes the principal balance and debt service payments of the Universal
    Hotel Portfolio Pari Passu Companion Notes, but excludes the principal balance and debt service payments relating to any subordinate companion notes.

(2) Excludes the fully amortizing mortgage loans.

(3) Calculated with respect to the respective Anticipated Repayment Date for the
    ARD Loans.

(4) Excludes mortgage loans that are interest only for the entire term.

                                    2 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3



----------------------------------------------------------------------------------------------------------------------
                                        APPROXIMATE SECURITIES STRUCTURE
----------------------------------------------------------------------------------------------------------------------

PUBLICLY OFFERED CLASSES
------------------------

           EXPECTED RATINGS      APPROXIMATE FACE      CREDIT SUPPORT     EXPECTED WEIGHTED      EXPECTED PAYMENT
 CLASS       (MOODY'S/S&P)            AMOUNT(1)      (% OF BALANCE)(2)   AVG. LIFE (YEARS)(3)        WINDOW(3)

 A-1           Aaa/AAA               $64,767,000          20.000%               2.68               09/05 - 05/10
 A-2           Aaa/AAA              $242,543,000          20.000%               4.89               06/10 - 08/10
 A-3           Aaa/AAA              $269,597,000          20.000%               7.05               06/12 - 05/13
 A-4A          Aaa/AAA              $567,891,000          30.000%               9.84               02/15 - 07/15
 A-4B          Aaa/AAA               $56,128,000          20.000%               9.89               07/15 - 07/15
 A-4FL         Aaa/AAA               $25,000,000          20.000%               9.89               07/15 - 07/15
 A-SB          Aaa/AAA              $100,731,000          20.000%               7.09               05/10 - 02/15
 A-J           Aaa/AAA              $155,754,000          12.500%               9.98               08/15 - 08/15
 X-2           Aaa/AAA            $2,030,476,000            N/A                 5.35               09/05 - 08/12
 B              Aa2/AA               $38,939,000          10.625%               9.98               08/15 - 08/15
 C             Aa3/AA-               $18,171,000           9.750%               9.98               08/15 - 08/15
 D               A2/A                $38,939,000           7.875%               9.98               08/15 - 08/15
----------------------------------------------------------------------------------------------------------------------


PRIVATELY OFFERED CLASSES
-------------------------



----------------------------------------------------------------------------------------------------------------------
              EXPECTED RATINGS        APPROXIMATE       CREDIT SUPPORT      EXPECTED WEIGHTED      EXPECTED PAYMENT
   CLASS       (MOODY'S/S&P)         FACE AMOUNT(1)    (% OF BALANCE)(2)   AVG. LIFE (YEARS)(3)        WINDOW(3)
----------------------------------------------------------------------------------------------------------------------

 X-1              Aaa/AAA          $2,076,723,076            N/A                   N/A                    N/A
 A-1A             Aaa/AAA            $334,721,000          20.000%                 N/A                    N/A
 E                 A3/A-              $18,171,000           7.000%                 N/A                    N/A
 F               Baa1/BBB+            $28,555,000           5.625%                 N/A                    N/A
 G                Baa2/BBB            $20,767,000           4.625%                 N/A                    N/A
 H               Baa3/BBB-            $25,959,000           3.375%                 N/A                    N/A
 J                Ba1/BB+             $10,384,000           2.875%                 N/A                    N/A
 K                 Ba2/BB             $10,383,000           2.375%                 N/A                    N/A
 L                Ba3/BB-              $7,788,000           2.000%                 N/A                    N/A
 M                 B1/B+               $2,596,000           1.875%                 N/A                    N/A
 N                  B2/B               $7,788,000           1.500%                 N/A                    N/A
 O                 B3/B-               $5,192,000           1.250%                 N/A                    N/A
 NR                NR/NR              $25,959,076            N/A                   N/A                    N/A
----------------------------------------------------------------------------------------------------------------------


(1)  Approximate, subject to a permitted variance of plus or minus 10%.

(2)  The credit support percentages set forth for Class A-1, Class A-2, Class
     A-3, Class A-4A, Class A-4B, Class A-4FL, Class A-SB and Class A-1A
     certificates are represented in the aggregate. Additionally, the credit support percentages set forth for Class A-4A certificates reflect the credit support provided by the Class A-4B and Class A-4FL certificates.

(3)  The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity
     Considerations--Weighted Average Life" in the prospectus supplement, and the assumptions that (a) there are no prepayments or losses on the mortgage loans, (b) each mortgage loan pays off on its scheduled maturity date or anticipated repayment date and (c) no excess interest is generated on the mortgage loans.

                                    3 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

o  For the purposes of making distributions to the Class A-1, A-2, A-3, A-4A,
   A-4B, A-SB and A-1A Certificates and the A-4FL Regular Interest, the pool of mortgage loans will be deemed to consist of two loan groups ("Loan Group 1"
   and "Loan Group 2"). Generally, interest and principal distributions on the
   Class A-1, A-2, A-3, A-4A, A-4B and A-SB Certificates and the A-4FL Regular
   Interest will be based on amounts available relating to Loan Group 1 and interest and principal distributions on the Class A-1A Certificates will be based on amounts available relating to Loan Group 2.

o  Interest payments will be made concurrently to the Class A-1, A-2, A-3, A-4A,
   A-4B, A-SB and A-1A Certificates and the A-4FL Regular Interest (pro rata to the Class A-1, A-2, A-3, A-4A, A-4B and A-SB Certificates and the A-4FL
   Regular Interest (and the fixed interest payment on the Class A-4FL Regular
   Interest will be converted under a swap contract to a floating interest payment to the Class A-4FL Certificates as described in the prospectus supplement), from Loan Group 1, and to the Class A-1A Certificates from Loan
   Group 2, the foregoing classes, collectively, the "Class A Certificates"),
   Class X-1 and X-2 Certificates and then, after payment of the principal distribution amount to such Classes (other than the Class X-1 and X-2
   Certificates), interest will be paid sequentially to the Class A-J, B, C, D,
   E, F, G, H, J, K, L, M, N, O and NR Certificates. Interest amounts allocable to the Class A-4A and Class A-4B Certificates and the Class A-4FL Regular
   Interest will be distributed (i) first to the Class A-4A Certificates, in the amount of its interest entitlement, and (ii) then to interest on the Class
   A-4B Certificates and the Class A-4FL Regular Interest, pro rata, in the amount of their respective interest entitlements.

o  The pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4A,
   Class A-4B, A-SB, Class A-1A, Class A-J, Class B, Class C, Class D, Class E,
   Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class
   O and Class NR Certificates and the Class A-4FL Regular Interest will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii) above and (iv) the rate described in clause (ii)
   above less a specified percentage. In the aggregate, the Class X-1 and Class
   X-2 Certificates will receive the net interest on the mortgage loans in excess of the interest paid on the other Certificates.

o  The pass-through rate on the Class A-4FL Certificates will be based on LIBOR plus a specified percentage; provided, that interest payments made under the swap contract are subject to reduction as described in the prospectus supplement. The initial LIBOR rate will be determined 2 LIBOR business days prior to the Closing Date and subsequent LIBOR rates will be determined 2
   LIBOR business days before the start of the Class A-4FL accrual period. Under certain circumstances described in the prospectus supplement, the pass-through rate for the Class A-4FL Certificates may convert to a fixed rate, subject to a cap at the weighted average of the net mortgage rates on the mortgage loans. See "Description of the Swap Contract--The Swap Contract"
   in the prospectus supplement. There may be special requirements under ERISA for purchasing the Class A-4FL Certificates. See "Certain ERISA
   Considerations" in the prospectus supplement.

o  All Classes, except for the Class A-4FL Certificates, will accrue interest on a 30/360 basis. The Class A-4FL Certificates will accrue interest on an actual/360 basis; provided that if the pass-through rate for the Class A-4FL
   Certificates converts to a fixed rate (subject to a cap at the weighted average of the net mortgage rates on the mortgage loans), interest will accrue on a 30/360 basis.

o  Generally, the Class A-1, A-2, A-3, A-4A, A-4B and A-SB Certificates and the
   Class A-4FL Regular Interest will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan
   Group 1 until the certificate balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 2 until the certificate balance of the Class A-4B and
   Class A-SB Certificates and the Class A-4FL Regular Interest have been reduced to zero. However, on any distribution date on which the certificate balances of the Class A-J Certificates through Class NR Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the mortgage loans will be distributed (without regard to loan group) to the Class A-1, A-2, A-3, A-4A, A-4B, A-SB and A-1A Certificates and
   the Class A-4FL Regular Interest on a pro rata basis; provided that amounts allocable to the Class A-4A and A-4B Certificates and the Class A-4FL Regular
   Interest will be distributed (i) first, to the Class A-4A Certificates, in the amount of its entitlement, and (ii) then, pro rata, to the Class A-4B
   Certificates and the Class A-4FL Regular Interest, in the amount of their respective entitlements. Principal will generally be distributed on each
   Distribution Date to the Class of Certificates outstanding with the earliest alphabetical and numerical class designation until its certificate balance is reduced to zero (except that the distributions with respect to the Class A-4B
   Certificates and Class A-4FL Regular Interest will be made pro rata and except that the Class A-SB Certificates are entitled to certain priority with respect to their certificate balance being paid down to their planned principal balance as described in the prospectus supplement). After the certificate balances of the Class A-1, A-2, A-3, A-4A, A-4B, A-SB and A-1A
   Certificates and the Class A-4FL Regular Interest have been reduced to zero, principal payments will be paid sequentially to the Class A-J, B, C, D, E, F,
   G, H, J, K, L, M, N, O and NR Certificates, until the certificate balance for each such Class has been reduced to zero. The Class X-1 and Class X-2
   Certificates do not have a certificate balance and therefore are not entitled to any principal distributions.
--------------------------------------------------------------------------------

                                    4 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

o  Losses will be borne by the Classes (other than the Class X-1 and X-2
   Certificates) in reverse sequential order, from the Class NR Certificates up to the Class A-J Certificates, and then, pro rata, to the Class A-1, Class
   A-2, Class A-3, Class A-4A, Class A-4B, Class A-SB and Class A-1A
   Certificates and the Class A-4FL Regular Interest (without regard to loan group); provided that losses allocable to the Class A-4A, Class A-4B
   Certificates and the Class A-4FL Regular Interest will be allocated (i)
   first, pro rata, to the Class A-4B Certificates and the Class A-4FL Regular
   Interest, and (ii) then to the Class A-4A Certificates.

o  Yield Maintenance Charges calculated by reference to a U.S. Treasury rate or amounts that are calculated as the greater of a fixed percentage or by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the offered certificates (other than the Class A-4FL Certificates and the Class X-2 Certificates), the Class A-4FL Regular Interest and the
   Class A-1A, E, F, G and H Certificates in the following manner: the holders of each class of offered certificates (other than the Class A-4FL
   Certificates and the Class X-2 Certificates), the Class A-4FL Regular
   Interest and the Class A-1A, E, F, G and H Certificates will receive, (with respect to the related Loan Group, if applicable in the case of the Class
   A-1, A-2, A-3, A-4A, A-4B, A-SB and A-1A Certificates and the Class A-4FL
   Regular Interest) on each Distribution Date, an amount of Yield Maintenance
   Charges determined in accordance with the formula specified below (with any remaining amount payable to the Class X-1 Certificates). Any Yield
   Maintenance Charges payable to the Class A-4FL Regular Interest will be paid to the Swap Counterparty.



              Group Principal Paid to Class     (Pass-Through Rate on Class -- Discount Rate)
     YM    x  -----------------------------  x  ---------------------------------------------
   Charge      Group Total Principal Paid         (Mortgage Rate on Loan -- Discount Rate)


o  Any prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X-1 Certificates.

o  The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent mortgage loans. Under certain circumstances, the Special Servicer will be required to obtain a new appraisal and to the extent any such appraisal results in a downward adjustment of the collateral value, the interest portion of any P&I
   Advance will be reduced in proportion to such adjustment.

                                    5 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS -- ALL MORTGAGE LOANS
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------
                             CUT-OFF DATE PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
RANGE OF                          NUMBER        PRINCIPAL        % OF      WA        WA UW
PRINCIPAL BALANCES                OF LOANS       BALANCE         IPB      LTV        DSCR
-------------------------------------------------------------------------------------------

$998,117 - $2,999,999                89        $184,805,681       8.9%    71.2%      1.39x
$3,000,000 - $3,999,999              38         132,134,432       6.4     72.6%      1.39x
$4,000,000 - $4,999,999              17          75,475,584       3.6     71.9%      1.51x
$5,000,000 - $6,999,999              31         188,385,221       9.1     71.2%      1.57x
$7,000,000 - $9,999,999              19         162,358,456       7.8     69.4%      1.61x
$10,000,000 - $14,999,999            18         223,621,547      10.8     70.7%      1.52x
$15,000,000 - $24,999,999            11         207,457,342      10.0     69.0%      1.83x
$25,000,000 - $49,999,999            12         419,815,690      20.2     74.1%      1.44x
$50,000,000 - $149,999,999            4         307,858,541      14.8     58.1%      2.33x
$150,000,000 - $174,810,583           1         174,810,583       8.4     71.4%      1.34x
-------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             240      $2,076,723,076     100.0%    69.6%      1.63x
-------------------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN:                        $8,653,013
AVERAGE BALANCE PER PROPERTY:                    $8,208,392
-------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------
                                  MORTGAGE INTEREST RATES
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
RANGE OF MORTGAGE             NUMBER        PRINCIPAL          % OF      WA         WA UW
INTEREST RATES               OF LOANS        BALANCE           IPB       LTV         DSCR
-------------------------------------------------------------------------------------------

4.4500% - 4.9999%                 21     $  575,612,434        27.7%    59.9%        2.22x
5.0000% - 5.4999%                157      1,239,653,891        59.7     73.2%        1.41x
5.5000% - 5.9999%                 58        243,172,424        11.7     74.5%        1.36x
6.0000% - 6.3250%                  4         18,284,326         0.9     66.6%        1.51x
-------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          240     $2,076,723,076       100.0%    69.6%        1.63x
-------------------------------------------------------------------------------------------
WA INTEREST RATE:             5.1682%
-------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------
                         ORIGINAL TERM TO MATURITY/ARD IN MONTHS
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 RANGE OF ORIGINAL             NUMBER       PRINCIPAL            % OF      WA         WA UW
TERMS TO MATURITY/ARD         OF LOANS       BALANCE             IPB       LTV         DSCR
-------------------------------------------------------------------------------------------

60                               20        $269,685,612          13.0%    61.9%       2.24x
61 - 84                           4         248,119,124          11.9     72.9%       1.32x
85 - 120                        213       1,552,925,621          74.8     70.4%       1.58x
121 - 180                         2           3,221,254           0.2     65.5%       1.33x
181 - 204                         1           2,771,465           0.1     57.5%       1.36x
-------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         240      $2,076,723,076         100.0%    69.6%       1.63x
-------------------------------------------------------------------------------------------
WA ORIGINAL LOAN TERM:          107
-------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------
                                 GEOGRAPHIC DISTRIBUTION
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

                               NUMBER          PRINCIPAL        % OF        WA       WA UW
GEOGRAPHIC LOCATION        OF PROPERTIES       BALANCE          IPB        LTV       DSCR
-------------------------------------------------------------------------------------------

CALIFORNIA                       61         $447,792,814        21.6%      68.0%      1.72x
  Southern                       53          358,942,358        80.2       68.6%      1.68x
  Northern                        8           88,850,455        19.8       65.5%      1.89x
TEXAS                            22          231,213,465        11.1       72.1%      1.49x
CONNECTICUT                       7          211,788,037        10.2       71.8%      1.36x
FLORIDA                          18          195,083,764         9.4       62.7%      2.60x
MICHIGAN                         10          157,188,217         7.6       77.5%      1.29x
NEW YORK                         10          119,708,086         5.8       71.7%      1.46x
OTHER                           125          713,948,693         0.3       68.9%      1.54x
-------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         253       $2,076,723,076       100.0%      69.6%      1.63x
-------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
                    UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
RANGE OF                       NUMBER       PRINCIPAL           % OF       WA          WA UW
UW DSCR                       OF LOANS       BALANCE             IPB      LTV          DSCR
-------------------------------------------------------------------------------------------------

1.20X - 1.29X                    78        $608,131,608          29.3%    76.3%        1.25x
1.30X - 1.39X                    49         455,483,885          21.9     74.0%        1.33x
1.40X - 1.49X                    52         363,245,762          17.5     73.2%        1.45x
1.50X - 1.69X                    35         207,327,696          10.0     69.4%        1.57x
1.70X - 1.99X                     9         179,596,873           8.6     54.5%        1.89x
2.00X - 2.99X                    12         125,260,047           6.0     57.0%        2.39x
3.00X - 5.64X                     5         137,677,206           6.6     46.8%        3.84x
-------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         240      $2,076,723,076         100.0%    69.6%        1.63x
-------------------------------------------------------------------------------------------------
WA UW DSCR:                    1.63X
-------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------
                      REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF REMAINING            NUMBER        PRINCIPAL           % OF       WA         WA UW
TERMS TO MATURITY            OF LOANS        BALANCE             IPB       LTV        DSCR
------------------------------------------------------------------------------------------------

57 - 60                          20        $269,685,612          13.0%    61.9%        2.24x
61 - 84                           4         248,119,124          11.9     72.9%        1.32x
85 - 120                        213       1,552,925,621          74.8     70.4%        1.58x
121 - 180                         2           3,221,254           0.2     65.5%        1.33x
181 - 203                         1           2,771,465           0.1     57.5%        1.36x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         240      $2,076,723,076         100.0%    69.6%        1.63x
------------------------------------------------------------------------------------------------
WA REMAINING TERM:              106
------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------
                                          PROPERTY TYPE DISTRIBUTION
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                 NUMBER OF     PRINCIPAL         % OF        WA       WA UW
PROPERTY TYPE               SUB PROPERTY TYPE   PROPERTIES      BALANCE          IPB        LTV        DSCR
--------------------------------------------------------------------------------------------------------------

OFFICE                  Suburban                    42        $441,907,043       21.3%      71.3%      1.51x
                        CBD                         11         249,000,108       12.0       68.6%      1.60x
                          Subtotal                  53        $690,907,151       33.3%      70.3%      1.54x
--------------------------------------------------------------------------------------------------------------
RETAIL                  Anchored                    33        $501,317,212       24.1%      70.9%      1.48x
                        Unanchored                  25          83,183,132        4.0       70.6%      1.41x
                        Shadow Anchored             16          64,301,640        3.1       74.5%      1.36x
                          Subtotal                  74        $648,801,984       31.2%      71.2%      1.46x
--------------------------------------------------------------------------------------------------------------
MULTIFAMILY             Garden                      63        $338,199,920       16.3%      76.2%      1.32x
                        Mid/High Rise                3          14,400,000        0.7       64.2%      1.44x
                          Subtotal                  66        $352,599,920       17.0%      75.7%      1.33x
--------------------------------------------------------------------------------------------------------------
HOTEL                   Full Service                 5        $188,990,255        9.1%      50.2%      2.87x
--------------------------------------------------------------------------------------------------------------
SELF STORAGE            Self Storage                30         $78,913,199        3.8%      65.0%      2.32x
--------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING    Manufactured Housing        11         $66,462,663        3.2%      71.2%      1.69x
--------------------------------------------------------------------------------------------------------------
INDUSTRIAL              Warehouse                    6         $26,434,304        1.3%      70.0%      1.51x
                        Flex                         8          23,613,600        1.1       76.4%      1.37x
                          Subtotal                  14         $50,047,904        2.4%      73.0%      1.44x
--------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            253      $2,076,723,076      100.0%      69.6%      1.63x
--------------------------------------------------------------------------------------------------------------

                                    6 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS -- ALL MORTGAGE LOANS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                               ORIGINAL AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------------------------

RANGE OF ORIGINAL              NUMBER         PRINCIPAL         % OF          WA         WA UW
AMORTIZATION TERM             OF LOANS         BALANCE           IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------

 120 - 240                         5      $   10,242,203          0.6%    62.4%            1.37x
 241 - 300                        20         138,119,420          8.4     57.2%            1.68x
 301 - 330                         1           6,200,000          0.4     80.3%            1.31x
 331 - 360                       190       1,483,811,406         90.6     73.6%            1.38x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         216      $1,638,373,029        100.0%    72.1%            1.40x
--------------------------------------------------------------------------------------------------
 WA ORIGINAL AMORT TERM:         354
--------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
                               LTV RATIOS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------------------------

RANGE OF                       NUMBER         PRINCIPAL         % OF          WA         WA UW
CUT-OFF LTV                   OF LOANS         BALANCE           IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------

 22.4% - 50.0%                      9     $  126,423,460          6.1%    43.2%            2.63x
 50.1% - 60.0%                     26        344,334,282         16.6     56.0%            2.51x
 60.1% - 65.0%                     16         64,221,362          3.1     63.0%            1.66x
 65.1% - 70.0%                     34        235,610,959         11.3     67.9%            1.43x
 70.1% - 75.0%                     41        468,719,088         22.6     72.4%            1.34x
 75.1% - 80.0%                    110        813,603,925         39.2     78.5%            1.34x
 80.1% - 80.3%                      4         23,810,000          1.1     80.2%            1.29x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          240     $2,076,723,076        100.0%    69.6%            1.63x
--------------------------------------------------------------------------------------------------
 WA CUT-OFF DATE LTV RATIO:      69.6%
--------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
                                          AMORTIZATION TYPES
--------------------------------------------------------------------------------------------------

                                 NUMBER         PRINCIPAL           % OF          WA         WA UW
AMORTIZED TYPES                OF LOANS          BALANCE            IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------

 BALLOON LOANS
   BALLOON(2)                      143     $   818,974,088          39.4%        72.1%        1.40x
   PARTIAL INTEREST-ONLY(3)         71         816,727,687          39.3         72.3%        1.40x
   INTEREST-ONLY                    24         438,350,047          21.1         60.0%        2.49x
 SUBTOTAL                          238     $ 2,074,051,823          99.9%        69.6%        1.63x
--------------------------------------------------------------------------------------------------
 FULLY AMORTIZING                    2     $     2,671,254           0.1%        45.2%        1.58x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           240     $ 2,076,723,076         100.0%        69.6%        1.63x
--------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
                                     PARTIAL INTEREST-ONLY PERIODS
--------------------------------------------------------------------------------------------------

RANGE OF PARTIAL              NUMBER        PRINCIPAL         % OF           WA         WA UW
INTEREST-ONLY PERIODS        OF LOANS         BALANCE           IPB          LTV          DSCR
--------------------------------------------------------------------------------------------------

 12                               9        $146,382,404         17.5%        70.5%        1.46x
 13 - 24                         27         140,015,000         16.8         77.4%        1.37x
 25 - 36                         18         218,703,000         26.8         73.7%        1.34x
 37 - 48                          1           6,750,000          0.8         78.0%        1.21x
 49 - 60                         16         309,757,283         37.9         69.5%        1.44x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         71        $816,727,687        100.0%        72.3%        1.40x
--------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
                             REMAINING AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------------------------

RANGE OF REMAINING            NUMBER       PRINCIPAL                     WA       WA UW
AMORTIZATION TERM            OF LOANS       BALANCE        % OF IPB      LTV       DSCR
--------------------------------------------------------------------------------------------------

 120 -- 240                       5    $   10,242,203         0.6%   62.4%          1.37x
 241 -- 300                      20       138,119,420         8.4    57.2%          1.68x
 301 -- 330                       1         6,200,000         0.4    80.3%          1.31x
 331 -- 360                     190     1,483,811,406        90.6    73.6%          1.38x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        216    $1,638,373,029       100.0%   72.1%          1.40x
--------------------------------------------------------------------------------------------------
 WA REMAINING AMORT TERM:       353
--------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
                               LTV RATIOS AS OF THE MATURITY/ARD DATE(4)
--------------------------------------------------------------------------------------------------

RANGE OF                                NUMBER       PRINCIPAL       % OF        WA       WA UW
MATURITY LTV                           OF LOANS       BALANCE         IPB        LTV       DSCR
--------------------------------------------------------------------------------------------------

 18.4% - 30.0%                               4   $   34,148,671        1.6%  32.0%          4.40x
 30.1% - 50.0%                              20      151,257,564        7.3   52.2%          1.81x
 50.1% - 60.0%                              69      539,351,002       26.0   61.6%          2.10x
 60.1% - 70.0%                             123    1,046,091,420       50.4   74.6%          1.36x
 70.1% - 80.0%                              22      303,293,565       14.6   79.4%          1.34x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                   238   $2,074,051,823      100.0%  69.6%          1.63x
--------------------------------------------------------------------------------------------------
 WA LTV RATIO AT MATURITY/ARD DATE:       62.0%
--------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
                                      YEAR BUILT/RENOVATED(5)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
RANGE OF                    NUMBER OF       PRINCIPAL       % OF        WA       WA UW
YEAR BUILT/RENOVATED        PROPERTIES       BALANCE         IPB        LTV       DSCR
--------------------------------------------------------------------------------------------------

 1954 -- 1959              2            $    5,525,000        0.3%      73.9%      1.27x
 1960 -- 1969              4                16,256,983        0.8       54.8%      2.26x
 1970 -- 1979              18               96,596,716        4.7       75.7%      1.32x
 1980 -- 1989              42              292,449,595       14.1       69.0%      1.68x
 1990 -- 1999              59              419,356,079       20.2       70.8%      1.74x
 2000 -- 2005              128           1,246,538,703       60.0       69.0%      1.60x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:   253          $2,076,723,076      100.0%      69.6%      1.63x
--------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
                                     PREPAYMENT PROTECTION
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                NUMBER         PRINCIPAL          % OF          WA         WA UW
 PREPAYMENT PROTECTION        OF LOANS         BALANCE            IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------

 DEFEASANCE                      217       $1,871,674,458         90.1%        70.9%        1.55x
 YIELD MAINTENANCE                23          205,048,618          9.9         57.2%        2.34x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         240       $2,076,723,076        100.0%        69.6%        1.63x
--------------------------------------------------------------------------------------------------


(1)  Excludes loans that are interest-only for the entire term.

(2)  Excludes the mortgage loans that pay interest-only for a portion of their term.

(3)  Includes 2 partial interest-only ARD loans representing approximately 2.8%
     of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

(4)  Excludes the fully amortizing mortgage loans.

(5)  Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

                                     7 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 1
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                                 CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
RANGE OF                            NUMBER       PRINCIPAL                     WA       WA UW
PRINCIPAL BALANCES                 OF LOANS       BALANCE        % OF IPB      LTV       DSCR
--------------------------------------------------------------------------------------------------

 $1,060,000 - $2,999,999               57    $  122,857,820         7.1%   69.6%      1.44x
 $3,000,000 - $3,999,999               28        97,167,092         5.6    72.3%      1.45x
 $4,000,000 - $4,999,999               12        53,796,248         3.1    73.4%      1.49x
 $5,000,000 - $6,999,999               17       102,437,704         5.9    69.8%      1.62x
 $7,000,000 - $9,999,999               16       137,608,456         7.9    68.4%      1.66x
 $10,000,000 - $14,999,999             16       201,121,547        11.5    69.9%      1.54x
 $15,000,000 - $24,999,999              8       154,128,327         8.8    66.2%      1.98x
 $25,000,000 - $49,999,999             11       390,215,690        22.4    74.2%      1.45x
 $50,000,000 - $149,999,999             4       307,858,541        17.7    58.1%      2.33x
 $150,000,000 - $174,810,583            1       174,810,583        10.0    71.4%      1.34x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:              170    $1,742,002,009       100.0%   68.7%      1.68x
--------------------------------------------------------------------------------------------------
 AVERAGE BALANCE PER LOAN:                       10,247,071
 AVERAGE BALANCE PER PROPERTY:               $    9,519,137
--------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
                                  RANGE OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
RANGE OF MORTGAGE                NUMBER       PRINCIPAL             % OF       WA         WA UW
INTEREST RATES                 OF LOANS        BALANCE               IPB      LTV         DSCR
--------------------------------------------------------------------------------------------------

 4.4500% - 4.9999%                   15     $  527,589,636          30.3%    58.3%        2.29x
 5.0000% - 5.4999%                  104        987,840,782          56.7     73.0%        1.42x
 5.5000% - 5.9999%                   48        214,122,830          12.3     74.9%        1.36x
 6.0000% - 6.2900%                    3         12,448,761           0.7     61.4%        1.53x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:            170     $1,742,002,009         100.0%    68.7%        1.68x
--------------------------------------------------------------------------------------------------
 WA INTEREST RATE:               5.1658%
--------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
                          ORIGINAL TERM TO MATURITY/ARD IN MONTHS
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL              NUMBER        PRINCIPAL          % OF        WA         WA UW
TERMS TO MATURITY/ARD         OF LOANS         BALANCE            IPB       LTV         DSCR
--------------------------------------------------------------------------------------------------

 60                               18      $  242,650,047          13.9%    60.1%        2.31x
 61 -- 84                          2         239,669,124          13.8     73.0%        1.33x
 85 - 120                        147       1,253,690,119          72.0     69.6%        1.62x
 121 - 180                         2           3,221,254           0.2     65.5%        1.33x
 181 - 204                         1           2,771,465           0.2     57.5%        1.36x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         170      $1,742,002,009         100.0%    68.7%        1.68x
--------------------------------------------------------------------------------------------------
 WA ORIGINAL LOAN TERM:          106
--------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
                                  GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                NUMBER          PRINCIPAL        % OF        WA       WA UW
 GEOGRAPHIC LOCATION        OF PROPERTIES       BALANCE          IPB        LTV       DSCR
--------------------------------------------------------------------------------------------------

 CALIFORNIA                       33       $  340,520,733        19.5%      66.2%      1.87x
   SOUTHERN                       27          259,307,277        14.9       66.2%      1.85x
   NORTHERN                        6           81,213,455         4.7       66.2%      1.93x
 CONNECTICUT                       6          205,788,037        11.8       71.5%      1.36x
 TEXAS                            17          196,314,035        11.3       71.3%      1.49x
 FLORIDA                          16          185,944,493        10.7       62.6%      2.64x
 MICHIGAN                          8          145,848,217         8.4       77.6%      1.29x
 NEW YORK                          9          116,853,086         6.7       71.5%      1.46x
 OTHER                            94          550,733,408        31.6       67.4%      1.57x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         183       $1,742,002,009       100.0%      68.7%      1.68x
--------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
                      UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
RANGE OF                       NUMBER         PRINCIPAL          % OF          WA         WA UW
UW DSCR                       OF LOANS         BALANCE            IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------

 1.20X - 1.29X                    36      $  418,747,672          24.0%    76.9%        1.26x
 1.30X - 1.39X                    37         401,614,755          23.1     73.8%        1.34x
 1.40X - 1.49X                    48         342,057,708          19.6     72.9%        1.45x
 1.50X - 1.69X                    26         153,677,496           8.8     67.8%        1.56x
 1.70X - 1.99X                     7         168,704,074           9.7     53.6%        1.90x
 2.00X - 2.99X                    12         125,260,047           7.2     57.0%        2.39x
 3.00X - 5.64X                     4         131,940,255           7.6     47.8%        3.83x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         170      $1,742,002,009         100.0%    68.7%        1.68x
--------------------------------------------------------------------------------------------------
 WA UW DSCR:                    1.68X
--------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
                          REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
RANGE OF REMAINING             NUMBER         PRINCIPAL          % OF          WA         WA UW
TERMS TO MATURITY             OF LOANS         BALANCE            IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------

 58 - 60                          18      $  242,650,047          13.9%    60.1%        2.31x
 61 - 84                           2         239,669,124          13.8     73.0%        1.33x
 85 - 120                        147       1,253,690,119          72.0     69.6%        1.62x
 121 - 180                         2           3,221,254           0.2     65.5%        1.33x
 181 - 203                         1           2,771,465           0.2     57.5%        1.36x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         170      $1,742,002,009         100.0%    68.7%        1.68x
--------------------------------------------------------------------------------------------------
 WA REMAINING TERM:              105
--------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                                  PROPERTY TYPE DISTRIBUTION
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF       PRINCIPAL        % OF        WA       WA UW
 PROPERTY TYPE                                  SUB PROPERTY TYPE   PROPERTIES       BALANCE          IPB        LTV       DSCR
----------------------------------------------------------------------------------------------------------------------------------

  OFFICE                 Suburban                                        42      $  441,907,043       25.4%      71.3%      1.51x
  CBD                                                                    11         249,000,108       14.3       68.6%      1.60x
                                               Subtotal                  53      $  690,907,151       39.7%      70.3%      1.54x
----------------------------------------------------------------------------------------------------------------------------------
  RETAIL                 Anchored                                        33      $  501,317,212       28.8       70.9%      1.48x
                         Unanchored                                      25          83,183,132        4.8       70.6%      1.41x
                         Shadow Anchored                                 16          64,301,640        3.7       74.5%      1.36x
                                               Subtotal                  74      $  648,801,984       37.2%      71.2%      1.46x
----------------------------------------------------------------------------------------------------------------------------------
  HOTEL                  Full Service                                     5      $  188,990,255       10.8       50.2%      2.87x
----------------------------------------------------------------------------------------------------------------------------------
  SELF STORAGE           Self Storage                                    30      $   78,913,199        4.5       65.0%      2.32x
----------------------------------------------------------------------------------------------------------------------------------
  MULTIFAMILY            Garden                                           3      $   52,000,000        3.0       80.0%      1.29x
----------------------------------------------------------------------------------------------------------------------------------
  INDUSTRIAL             Warehouse                                        6      $   26,434,304        1.5       70.0%      1.51x
                         Flex                                             8          23,613,600        1.4       76.4%      1.37x
                                               Subtotal                  14      $   50,047,904        2.9%      73.0%      1.44x
----------------------------------------------------------------------------------------------------------------------------------
  MANUFACTURED HOUSING   Manufactured Housing                             4      $   32,341,516        1.9       77.3%      1.48x
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:                                               183      $1,742,002,009      100.0%      68.7%      1.68x
----------------------------------------------------------------------------------------------------------------------------------


                                    8 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 1
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                              ORIGINAL AMORTIZATION TERM IN MONTHS(1)
----------------------------------------------------------------------------------------------------

RANGE OF                         NUMBER         PRINCIPAL         % OF          WA         WA UW
ORIGINAL AMORTIZATION TERM      OF LOANS         BALANCE           IPB          LTV         DSCR
----------------------------------------------------------------------------------------------------

 120 - 240                       5          $   10,242,203          0.8%    62.4%        1.37x
 241 - 300                      16             126,284,606          9.4     55.9%        1.72x
 301 - 360                     128           1,201,725,153         89.8     73.5%        1.38x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:       149          $1,338,251,962        100.0%    71.7%        1.41x
----------------------------------------------------------------------------------------------------
 WA ORIGINAL AMORT TERM:          353
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
                             LTV RATIOS AS OF THE CUT-OFF DATE
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 RANGE OF                          NUMBER         PRINCIPAL         % OF          WA         WA UW
CUT-OFF LTV                      OF LOANS         BALANCE           IPB          LTV         DSCR
----------------------------------------------------------------------------------------------------

 29.6% - 50.0%                         7     $  116,286,509          6.7%    44.0%        2.60x
 50.1% - 60.0%                        24        337,334,282         19.4     56.0%        2.53x
 60.1% - 65.0%                        14         54,307,689          3.1     63.1%        1.68x
 65.1% - 70.0%                        22        200,626,687         11.5     67.8%        1.47x
 70.1% - 75.0%                        33        410,317,341         23.6     72.3%        1.35x
 75.1% - 80.0%                        67        605,519,500         34.8     78.6%        1.33x
 80.1% - 80.3%                         3         17,610,000          1.0     80.1%        1.29x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:             170     $1,742,002,009        100.0%    68.7%        1.68x
----------------------------------------------------------------------------------------------------
 WA CUT-OFF DATE LTV RATIO:         68.7%
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
                                         AMORTIZATION TYPES
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                 NUMBER         PRINCIPAL           % OF          WA         WA UW
 AMORTIZED TYPES               OF LOANS          BALANCE            IPB          LTV         DSCR
----------------------------------------------------------------------------------------------------

 BALLOON LOANS
   Partial Interest-Only(2)         53     $   698,852,687          40.1%        71.6%        1.42x
   Balloon(3)                       94         636,728,021          36.6         72.0%        1.40x
   Interest-Only                    21         403,750,047          23.2         58.7%        2.57x
 SUBTOTAL                          168     $ 1,739,330,755          99.8%        68.8%        1.68x
----------------------------------------------------------------------------------------------------
 FULLY AMORTIZING                    2     $     2,671,254           0.2         45.2%        1.58x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           170     $ 1,742,002,009         100.0%        68.7%        1.68x
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
                                  PARTIAL INTEREST-ONLY PERIODS
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
RANGE OF PARTIAL               NUMBER        PRINCIPAL         % OF          WA         WA UW
INTEREST-ONLY PERIODS         OF LOANS        BALANCE           IPB          LTV         DSCR
----------------------------------------------------------------------------------------------------

 12                               8        $139,562,404         20.0%        70.4%        1.45x
 13 - 24                         22         110,740,000         15.8         76.8%        1.37x
 25 - 36                         11         158,513,000         22.7         73.6%        1.37x
 49 - 60                         12         290,037,283         41.5         69.0%        1.45x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         53        $716,320,687        100.0%        71.7%        1.42x
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
                               REMAINING AMORTIZATION TERM IN MONTHS(1)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
RANGE OF REMAINING           NUMBER OF       PRINCIPAL                       WA        WA UW
AMORTIZATION TERM               LOANS         BALANCE          % OF IPB      LTV       DSCR
----------------------------------------------------------------------------------------------------

 120 - 240                       5          $   10,242,203         0.8%      62.4%      1.37x
 241 - 300                      16             126,284,606         9.4       55.9%      1.72x
 301 - 360                     128           1,201,725,153        89.8       73.5%      1.38x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:       149          $1,338,251,962       100.0%      71.7%      1.41x
----------------------------------------------------------------------------------------------------
 WA REMAINING AMORT TERM:      353
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
                                LTV RATIOS AS OF THE MATURITY/ARD DATE(4)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
RANGE OF                               NUMBER OF       PRINCIPAL       % OF        WA       WA UW
MATURITY LTV                              LOANS         BALANCE         IPB        LTV       DSCR
----------------------------------------------------------------------------------------------------

 28.4% - 30.0%                                3    $   28,411,720        1.6%  33.9%          4.49x
 30.1% - 50.0%                               17       139,388,890        8.0   51.8%          1.83x
 50.1% - 60.0%                               53       495,776,308       28.5   61.1%          2.17x
 60.1% - 70.0%                               82       843,740,837       48.5   74.2%          1.37x
 70.1% - 80.0%                               12       232,013,000       13.3   79.7%          1.31x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                    168    $1,739,330,755      100.0%  68.8%          1.68x
----------------------------------------------------------------------------------------------------
 WA LTV RATIO AT MATURITY/ARD DATE:        61.6%
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
                                     YEAR BUILT/RENOVATED(5)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
RANGE OF                  NUMBER OF       PRINCIPAL       % OF        WA       WA UW
YEAR BUILT/RENOVATED     PROPERTIES       BALANCE         IPB        LTV       DSCR
----------------------------------------------------------------------------------------------------

 1954 -- 1959              1            $    3,150,000        0.2%      77.8%      1.31x
 1960 -- 1969              1                 3,443,032        0.2       63.8%      1.47x
 1970 -- 1979              9                48,996,716        2.8       74.3%      1.34x
 1980 -- 1989              25              212,536,514       12.2       67.1%      1.81x
 1990 - 1999               48              356,821,300       20.5       70.2%      1.79x
 2000 - 2005               99            1,117,054,447       64.1       68.3%      1.63x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:   183          $1,742,002,009      100.0%      68.7%      1.68x
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
                                        PREPAYMENT PROTECTION
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                NUMBER         PRINCIPAL          % OF          WA         WA UW
 PREPAYMENT PROTECTION        OF LOANS         BALANCE            IPB          LTV         DSCR
----------------------------------------------------------------------------------------------------

 DEFEASANCE                      152       $1,554,537,273         89.2%        70.2%        1.59x
 YIELD MAINTENANCE                18          187,464,736         10.8         56.1%        2.43x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         170       $1,742,002,009        100.0%        68.7%        1.68x
----------------------------------------------------------------------------------------------------


(1)  Excludes loans that are interest-only for the entire term.

(2)  Includes 2 partial interest-only ARD loans representing approximately 3.3%
     of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

(3)  Excludes the mortgage loans that pay interest-only for a portion of their term.

(4)  Excludes the fully amortizing mortgage loans.

(5)  Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

                                     9 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 2
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                  CUT-OFF DATE PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------

RANGE OF PRINCIPAL                 NUMBER OF     PRINCIPAL                    WA       WA UW
BALANCES                              LOANS        BALANCE      % OF IPB      LTV       DSCR
----------------------------------------------------------------------------------------------------

 $998,117 - $2,999,999            32           $ 61,947,861       18.5%   74.4%      1.29x
 $3,000,000 - $3,999,999          10             34,967,339       10.4    73.4%      1.24x
 $4,000,000 - $4,999,999          5              21,679,336        6.5    68.3%      1.56x
 $5,000,000 - $6,999,999          14             85,947,516       25.7    72.8%      1.51x
 $7,000,000 - $9,999,999          3              24,750,000        7.4    75.0%      1.37x
 $10,000,000 - $14,999,999        2              22,500,000        6.7    77.7%      1.34x
 $15,000,000 - $24,999,999        3              53,329,015       15.9    77.1%      1.42x
 $25,000,000 - $29,600,000        1              29,600,000        8.8    72.8%      1.29x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          70           $334,721,068      100.0%   74.0%      1.39x
----------------------------------------------------------------------------------------------------
 AVERAGE BALANCE PER LOAN:                     $  4,781,730
 AVERAGE BALANCE PER PROPERTY:                 $  4,781,730
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
                                    MORTGAGE INTEREST RATES
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
RANGE OF MORTGAGE               NUMBER         PRINCIPAL         % OF          WA         WA UW
INTEREST RATES                  OF LOANS         BALANCE          IPB          LTV         DSCR
----------------------------------------------------------------------------------------------------

 4.7500% - 4.9999%                     6     $ 48,022,799         14.3%    76.8%        1.49x
 5.0000% - 5.4999%                    53      251,813,109         75.2     73.8%        1.37x
 5.5000% - 5.9999%                    10       29,049,594          8.7     70.9%        1.35x
 6.0000% - 6.3250%                     1        5,835,565          1.7     77.8%        1.48x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:              70     $334,721,068        100.0%    74.0%        1.39x
----------------------------------------------------------------------------------------------------
 WA INTEREST RATE:               5.18501%
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
                            ORIGINAL TERM TO MATURITY/ARD IN MONTHS
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL              NUMBER       PRINCIPAL        % OF          WA         WA UW
TERMS TO MATURITY/ARD         OF LOANS        BALANCE         IPB          LTV         DSCR
--------------------------   ----------   --------------   ---------   ----------   ----------

 60                                2      $ 27,035,565         8.1%    77.8%        1.61x
 61 - 84                           2         8,450,000         2.5     70.1%        1.27x
 85 - 120                         66       299,235,502        89.4     73.8%        1.37x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          70      $334,721,068       100.0%    74.0%        1.39x
----------------------------------------------------------------------------------------------------
 WA ORIGINAL LOAN TERM:          114
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
                                     GEOGRAPHIC DISTRIBUTION
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                               NUMBER OF        PRINCIPAL         % OF          WA         WA UW
 GEOGRAPHIC LOCATION          PROPERTIES        BALANCE           IPB          LTV         DSCR
----------------------------------------------------------------------------------------------------

 CALIFORNIA                       28         $107,272,081         32.0%        73.7%        1.25x
   SOUTHERN                       26           99,635,081         29.8         74.8%        1.23x
   NORTHERN                        2            7,637,000          2.3         58.8%        1.44x
 GEORGIA                           3           35,687,240         10.7         74.0%        1.30x
 TEXAS                             5           34,899,430         10.4         76.4%        1.52x
 ARIZONA                           4           28,215,934          8.4         73.0%        1.28x
 OHIO                              3           13,917,483          4.2         77.1%        1.47x
 MISSISSIPPI                       2           12,715,565          3.8         79.0%        1.49x
 OTHER 25                         25          128,646,383          0.4         73.9%        1.52x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          70         $334,721,068        100.0%        74.0%        1.39x
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
                      UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
RANGE OF                       NUMBER        PRINCIPAL         % OF          WA         WA UW
UW DSCR                       OF LOANS        BALANCE           IPB          LTV         DSCR
----------------------------------------------------------------------------------------------------

 1.20X - 1.29X                    42       $189,383,936         56.6%    75.0%        1.25x
 1.30X - 1.39X                    12         53,869,129         16.1     75.9%        1.32x
 1.40X - 1.49X                     4         21,188,053          6.3     77.2%        1.46x
 1.50X - 1.69X                     9         53,650,199         16.0     74.1%        1.59x
 1.70X - 1.99X                     2         10,892,799          3.3     68.5%        1.73x
 2.00X - 4.00X                     1          5,736,951          1.7     22.4%        4.00x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          70       $334,721,068        100.0%    74.0%        1.39x
----------------------------------------------------------------------------------------------------
 WA UW DSCR:                    1.39X
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
                          REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
RANGE OF REMAINING             NUMBER       PRINCIPAL        % OF          WA         WA UW
TERMS TO MATURITY             OF LOANS        BALANCE         IPB          LTV         DSCR
----------------------------------------------------------------------------------------------------

 57 - 60                           2      $ 27,035,565         8.1%    77.8%        1.61x
 61 - 84                           2         8,450,000         2.5     70.1%        1.27x
 85 - 120                         66       299,235,502        89.4     73.8%        1.37x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          70      $334,721,068       100.0%    74.0%        1.39x
----------------------------------------------------------------------------------------------------
 WA REMAINING TERM:              113
----------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------
                                        PROPERTY TYPE DISTRIBUTION
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                   NUMBER OF      PRINCIPAL       % OF        WA       WA UW
 PROPERTY TYPE                SUB PROPERTY TYPE   PROPERTIES      BALANCE         IPB        LTV       DSCR
--------------------------------------------------------------------------------------------------------------

  MULTIFAMILY     Garden                         60            $ 286,199,920      85.5%      75.6%      1.33x
  Mid/High Rise                                   3               14,400,000       4.3       64.2%      1.44x
                             Subtotal            63            $ 300,599,920      89.8%      75.0%      1.33x
--------------------------------------------------------------------------------------------------------------
  MANUFACTURED HOUSING   Manufactured Housing     7            $  34,121,147      10.2%      65.4%      1.89x
--------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:                        70            $ 334,721,068     100.0%      74.0%      1.39x
--------------------------------------------------------------------------------------------------------------

                                    10 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 2
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                         ORIGINAL AMORTIZATION TERM IN MONTHS(1)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 RANGE OF ORIGINAL         NUMBER       PRINCIPAL        % OF          WA         WA UW
AMORTIZATION TERM         OF LOANS        BALANCE         IPB          LTV         DSCR
----------------------------------------------------------------------------------------------

 120 - 300                    4        $ 11,834,814         3.9%    71.7%            1.33x
 301 - 330                    1           6,200,000         2.1     80.3%            1.31x
 331 - 360                   62         282,086,253        94.0     73.9%            1.37x
----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:     67        $300,121,068       100.0%    74.0%            1.36x
----------------------------------------------------------------------------------------------
 WA ORIGINAL AMORT TERM:    357
----------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------
                            LTV RATIOS AS OF THE CUT-OFF DATE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF                          NUMBER       PRINCIPAL        % OF          WA         WA UW
CUT-OFF LTV                      OF LOANS        BALANCE         IPB          LTV         DSCR
------------------------------------------------------------------------------------------------

22.4% - 50.0%                         2     $ 10,136,951         3.0%    33.7%            2.96x
50.1% - 60.0%                         2        7,000,000         2.1     58.9%            1.40x
60.1% - 65.0%                         2        9,913,673         3.0     62.8%            1.57x
65.1% - 70.0%                        12       34,984,271        10.5     68.6%            1.24x
70.1% - 75.0%                         8       58,401,747        17.4     72.9%            1.30x
75.1% - 80.0%                        43      208,084,425        62.2     78.1%            1.36x
80.1% - 80.3%                         1        6,200,000         1.9     80.3%            1.31x
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               70     $334,721,068       100.0%    74.0%            1.39x
------------------------------------------------------------------------------------------------
 WA CUT-OFF DATE LTV RATIO:         74.0%
------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------
                                          AMORTIZATION TYPES
------------------------------------------------------------------------------------------------

                                NUMBER        PRINCIPAL         % OF          WA         WA UW
 AMORTIZED TYPES              OF LOANS        BALANCE           IPB          LTV         DSCR
------------------------------------------------------------------------------------------------

 BALLOON LOANS
   Balloon(2)                    49        $182,246,068         54.4%        72.4%        1.40x
   Partial Interest-Only         18         117,875,000         35.2         76.4%        1.31x
   Interest-Only                  3          34,600,000         10.3         74.6%        1.61x
------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         70        $334,721,068        100.0%        74.0%        1.39x
------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------
                                  PARTIAL INTEREST-ONLY PERIODS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF PARTIAL               NUMBER        PRINCIPAL        % OF          WA         WA UW
INTEREST-ONLY PERIODS         OF LOANS        BALANCE          IPB          LTV         DSCR
------------------------------------------------------------------------------------------------

 12                               1       $  1,940,000          1.6%        80.0%        1.38x
 13 - 24                          5         29,275,000         24.8         79.6%        1.39x
 25 - 36                          7         60,190,000         51.1         74.2%        1.29x
 37 - 48                          1          6,750,000          5.7         78.0%        1.21x
 49 - 60                          4         19,720,000         16.7         77.2%        1.27x
------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         18       $117,875,000        100.0%        76.4%        1.31x
------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------
                      REMAINING AMORTIZATION TERM IN MONTHS(1)
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
RANGE OF REMAINING            NUMBER     PRINCIPAL                   WA       WA UW
AMORTIZATION TERM            OF LOANS      BALANCE      % OF IPB     LTV       DSCR
---------------------------------------------------------------------------------------

 294 -- 300                     4       $ 11,834,814       3.9%     71.7%      1.33x
 301 -- 330                     1          6,200,000       2.1      80.3%      1.31x
 331 -- 360                    62        282,086,253      94.0      73.9%      1.37x
---------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:       67       $300,121,068     100.0%     74.0%      1.36x
---------------------------------------------------------------------------------------
 WA REMAINING AMORT TERM:     356
---------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------
                         LTV RATIOS AS OF THE MATURITY/ARD DATE(3)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 RANGE OF                                NUMBER      PRINCIPAL      % OF        WA       WA UW
MATURITY LTV                           OF LOANS      BALANCE        IPB        LTV       DSCR
------------------------------------------------------------------------------------------------

 18.4% - 30.0%                               1   $  5,736,951        1.7%  22.4%          4.00x
 30.1% - 50.0%                               3     11,868,673        3.5   56.3%          1.49x
 50.1% - 60.0%                              16     45,969,295       13.7   67.5%          1.33x
 60.1% - 70.0%                              41    202,350,583       60.5   76.5%          1.31x
 70.1% - 80.0%                               9     68,795,565       20.6   78.6%          1.44x
------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                    70   $334,721,068      100.0%  74.0%          1.39x
------------------------------------------------------------------------------------------------
 WA LTV RATIO AT MATURITY/ARD DATE:       64.3%
------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------
                                    YEAR BUILT/RENOVATED(4)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RANGE OF                      NUMBER OF        PRINCIPAL        % OF          WA         WA UW
YEAR BUILT/RENOVATED          PROPERTIES        BALANCE          IPB          LTV         DSCR
------------------------------------------------------------------------------------------------

 1958 -- 1959                      1        $  2,375,000          0.7%        68.7%        1.22x
 1960 -- 1969                      3          12,813,951          3.8         52.4%        2.47x
 1970 -- 1979                      9          47,600,000         14.2         77.1%        1.30x
 1980 -- 1989                     17          79,913,081         23.9         74.2%        1.32x
 1990 -- 1999                     11          62,534,779         18.7         74.2%        1.47x
 2000 -- 2005                     29         129,484,256         38.7         75.0%        1.33x
------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          70        $334,721,068        100.0%        74.0%        1.39x
------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------
                                     PREPAYMENT PROTECTION
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                NUMBER        PRINCIPAL         % OF          WA         WA UW
 PREPAYMENT PROTECTION        OF LOANS        BALANCE           IPB          LTV         DSCR
------------------------------------------------------------------------------------------------

 DEFEASANCE                      65        $317,137,185         94.7%        74.4%        1.39x
 YIELD MAINTENANCE                5          17,583,882          5.3         68.0%        1.37x
------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         70        $334,721,068        100.0%        74.0%        1.39x
------------------------------------------------------------------------------------------------


(1)  Excludes loans that are interest-only for the entire term.

(2)  Excludes the mortgage loans that pay interest-only for a portion of their term.

(3)  Excludes the fully amortizing mortgage loans.

(4)  Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

                                    11 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                           TOP SPONSOR CONCENTRATIONS
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         CUT-OFF DATE                                       CUT-OFF
 LOAN                                                     PRINCIPAL       % OF       SQUARE        UW        DATE       PROPERTY
 NO.(1)                  LOAN NAME               STATE      BALANCE        IPB     FEET/UNITS     DSCR     LTV RATIO      TYPE
---------------------------------------------------------------------------------------------------------------------------------

  GENERAL GROWTH PROPERTIES
  1     Shoppes at Buckland Hills               CT     $174,810,583        8.4%     473,412       1.34x      71.4%      Retail
  4     Sikes Senter                            TX        64,858,541       3.1      668,086       1.29x      77.2%      Retail
---------------------------------------------------------------------------------------------------------------------------------
        TOTAL/WEIGHTED AVERAGE:                        $239,669,124       11.5%   1,141,498     1.33X        73.0%
---------------------------------------------------------------------------------------------------------------------------------
  LEXINGTON PORTFOLIO
  9     LXP-Nissan                              TX     $ 40,920,690        2.0%     268,445       1.48x      69.4%      Office
  23    LXP-DANA - Kalamazoo                    MI        17,625,000       0.8      150,945       1.43x      75.0%      Office
  24    LXP-Transocean                          TX        16,976,914       0.8      155,991       1.50x      66.6%      Office
  32    LXP-Hartford Fire Insurance Company     CT        13,780,000       0.7      153,364       1.45x      67.2%      Office
  43    LXP-Kraft Foods/ Perkin Elmer           GA        11,325,000       0.5       87,219       1.37x      68.2%      Office
  52    LXP-AT&T (PA)                           PA         9,179,800       0.4       81,859       1.97x      61.2%      Office
  55    LXP-Gartner                             FL         8,912,283       0.4       62,400       1.34x      66.0%      Office
  60    LXP-Alstom Power Office Building        TN         7,800,000       0.4       83,520       1.43x      65.0%      Office
---------------------------------------------------------------------------------------------------------------------------------
        TOTAL/WEIGHTED AVERAGE:                        $126,519,687        6.1%   1,043,743     1.49X        68.4%
---------------------------------------------------------------------------------------------------------------------------------
  INLAND PORTFOLIO
  12    Kaiser Foundation                       CA     $ 32,670,000        1.6%     100,352       2.65x      55.0%      Office
  33    Vail Ranch Plaza                        CA        13,488,798       0.6      101,784       2.39x      55.7%      Retail
  34    Grapevine Crossing                      TX        12,815,000       0.6      125,381       2.43x      55.0%      Retail
  42    Bear Creek Shopping Center              TX        11,449,749       0.6       87,912       2.02x      58.7%      Retail
  57    Inland Cornerstone Plaza                FL         8,400,000       0.4       68,577       2.26x      60.0%      Retail
  76    Boulevard Plaza                         RI         6,300,000       0.3      108,879       3.36x      35.8%      Retail
  83    West Town Market                        SC         6,047,500       0.3       67,940       2.19x      58.1%      Retail
  97    Inland Wickes Furniture                 IL         4,964,000       0.2       41,331       2.40x      57.1%      Retail
  130   Walgreens - Hobart                      IN         3,570,000       0.2       15,120       2.38x      60.5%      Retail
---------------------------------------------------------------------------------------------------------------------------------
        TOTAL/WEIGHTED AVERAGE:                        $ 99,705,047        4.8%     717,276     2.48X        55.2%
---------------------------------------------------------------------------------------------------------------------------------
  CROSSED LOAN GROUPS A, B, AND C
  40    Fullerton Court                         CA     $ 11,600,000        0.6%         187       1.22x      76.2%   Multifamily
  59    Shadow Hills                            CA         8,250,000       0.4           95       1.22x      68.7%   Multifamily
  67    Terrace Pointe                          CA         6,800,000       0.3          123       1.26x      76.6%   Multifamily
  81    Hampton Pointe                          CA         6,150,000       0.3           91       1.22x      76.2%   Multifamily
  86    Hesperia Regency                        CA         5,960,000       0.3          100       1.26x      76.6%   Multifamily
  114   Diamond Pointe                          CA         3,920,000       0.2           38       1.26x      76.6%   Multifamily
  126   Rosepointe Euclid                       CA         3,680,000       0.2           36       1.22x      76.2%   Multifamily
  148   Windrush                                CA         3,080,000       0.1           50       1.22x      68.7%   Multifamily
  163   Bay Pointe                              CA         2,760,000       0.1           40       1.26x      76.6%   Multifamily
  168   Rose Pointe                             CA         2,675,000       0.1           32       1.22x      68.7%   Multifamily
  183   Randall Townhomes                       CA         2,400,000       0.1           28       1.26x      76.6%   Multifamily
  187   Burbank Pointe                          CA         2,375,000       0.1           30       1.22x      68.7%   Multifamily
  191   Summer Winds                            CA         2,240,000       0.1           34       1.22x      76.2%   Multifamily
  193   Casa Laurel                             CA         2,200,000       0.1           23       1.22x      68.7%   Multifamily
  195   The Park                                CA         2,120,000       0.1           35       1.26x      76.6%   Multifamily
  198   Glen Terrace                            CA         2,000,000       0.1           24       1.26x      76.6%   Multifamily
  204   Leeward Apartments                      CA         1,930,000       0.1           24       1.22x      68.7%   Multifamily
  207   Camellia Apartment                      CA         1,860,000       0.1           20       1.22x      76.2%   Multifamily
  209   Casa Luna                               CA         1,830,000       0.1           37       1.22x      68.7%   Multifamily
  212   Twin Palms                              CA         1,790,000       0.1           19       1.22x      68.7%   Multifamily
  219   Rose Terrace                            CA         1,600,000       0.1           32       1.22x      68.7%   Multifamily
  221   Sun Pointe Apartments                   CA         1,540,000       0.1           27       1.22x      76.2%   Multifamily
  224   Iron Mountain                           CA         1,460,000       0.1           24       1.22x      68.7%   Multifamily
  233   Beverly Terrace                         CA         1,232,000       0.1           13       1.26x      76.6%   Multifamily
  234   Shadow Brook                            CA         1,220,000       0.1           20       1.22x      76.2%   Multifamily
---------------------------------------------------------------------------------------------------------------------------------
        TOTAL/WEIGHTED AVERAGE:                        $ 82,672,000        4.0%       1,182     1.23X        73.9%
---------------------------------------------------------------------------------------------------------------------------------


(1)  As shown on Annex A-1 of the prospectus supplement.

                                    12 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                              TOP 15 MORTGAGE LOANS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 LOAN      LOAN NAME                   LOAN       CUT-OFF DATE   % OF
SELLER(1)  (LOCATION)                  GROUP        BALANCE      IPB
--------------------------------------------------------------------------------

 LASALLE   Shoppes at Buckland Hills     1        $174,810,583   8.4%
           (Manchester, CT)
 JPMCB     Universal Hotel Portfolio     1        $100,000,000   4.8%
           (Orlando, FL)
 JPMCB     Four Seasons Boston           1        $ 80,000,000   3.9%
           (Boston, MA)
 LASALLE   Sikes Senter                  1        $ 64,858,541   3.1%
           (Wichita Falls, TX)
 LASALLE   RREEF -- Pacific Center       1        $ 63,000,000   3.0%
           (San Diego, CA)
--------------------------------------------------------------------------------
 JPMCB     New Center One Building       1        $ 45,000,000   2.2%
           (Detroit, MI)
 NCCI      Encino Financial Center       1        $ 44,000,000   2.1%
           (Encino, CA)
 LASALLE   Lowe's Aliso Viejo            1        $ 42,125,000   2.0%
           (Aliso Viejo, CA)
 JPMCB     LXP-Nissan                    1        $ 40,920,690   2.0%
           (Irving, TX)
 JPMCB     915 Broadway                  1        $ 37,500,000   1.8%
           (New York, NY)
--------------------------------------------------------------------------------
 LASALLE   Brownstones Apartments        1        $ 35,400,000   1.7%
           (Novi, MI)
 NCCI      Kaiser Foundation             1        $ 32,670,000   1.6%
           (Cupertino, CA)
 NCCI      Big V Town Centre             1        $ 30,800,000   1.5%
           (New Windsor, NY)
 NCCI      Preston Hills at Mill Creek   2        $ 29,600,000   1.4%
           (Buford, GA)
 NCCI      Charles Center South          1        $ 28,400,000   1.4%
           (Baltimore, MD)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 LOAN                  UNIT OF    LOAN PER       UW       CUT-OFF     PROPERTY
SELLER(1)     UNITS    MEASURE      UNIT       DSCR     LTV RATIO      TYPE
--------------------------------------------------------------------------------

 LASALLE    473,412     SF       $    369   1.34x      71.4%          Retail
 JPMCB        2,400    Rooms     $166,667   3.61x      52.8%           Hotel
 JPMCB          273    Rooms     $293,040   1.89x      48.6%           Hotel
 LASALLE    668,086     SF       $     97   1.29x      77.2%          Retail
 LASALLE    384,832     SF       $    164   1.94x      58.9%          Office
--------------------------------------------------------------------------------
 JPMCB      487,996     SF       $     92   1.22x      75.0%          Office
 NCCI       227,223     SF       $    194   1.23x      80.0%          Office
 LASALLE    208,050     SF       $    202   1.21x      79.5%          Retail
 JPMCB      268,445     SF       $    152   1.48x      69.4%          Office
 JPMCB      214,721     SF       $    175   1.56x      66.4%          Office
--------------------------------------------------------------------------------
 LASALLE        260    Units     $136,154   1.27x      80.0%        Multifamily
 NCCI       100,352     SF       $    326   2.65x      55.0%          Office
 NCCI       241,074     SF       $    128   1.30x      80.0%          Retail
 NCCI           464    Units     $ 63,793   1.29x      72.8%        Multifamily
 NCCI       318,766     SF       $     89   1.29x      75.7%          Office
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOP 5 TOTAL/WEIGHTED AVERAGE    $ 482,669,124    23.2%      1.97x      62.9%
TOP 10 TOTAL/WEIGHTED AVERAGE   $ 692,214,814    33.3%      1.78x      66.4%
TOP 15 TOTAL/WEIGHTED AVERAGE   $ 849,084,814    40.9%      1.74x      67.5%
--------------------------------------------------------------------------------

(1)  "JPMCB" = JPMorgan Chase Bank; "NCCI" = Nomura Credit & Capital, Inc.;
     "LaSalle" = LaSalle Bank National Association

                                    13 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                            PARI PASSU LOAN SUMMARY
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
LOAN                             A-NOTE BALANCES                                                                 B-NOTE BALANCE
NO.           PROPERTY NAME     AS OF CUT-OFF DATE      TRANSACTIONS     SERVICER        SPECIAL SERVICER      AS OF CUT-OFF DATE
----------------------------------------------------------------------------------------------------------------------------------

                                  $100,000,000         JPMCC 05-CIBC12
                                  $100,000,000          JPMCC 05-LDP3
 2     Universal Hotel Portfolio  $ 65,000,000            COMM 05-C6      GMAC(1)    J.E. Robert Company, Inc.    $50,000,000(2)
                                  $ 80,000,000               TBD
                                  $ 55,000,000               TBD
----------------------------------------------------------------------------------------------------------------------------------


(1)  Universal Hotel Portfolio Loan is being serviced pursuant to the JPMCC
     05-CIBC12 pooling and servicing agreement.

(2)  The $50,000,000 B-Note was deposited into the JPMCC 05-CIBC12 as non-pooled certificates.

                                    14 of 82

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    15 of 82

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A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                            SHOPPES AT BUCKLAND HILLS
--------------------------------------------------------------------------------

                 [4 PHOTOS OF SHOPPES AT BUCKLAND HILLS OMITTED]

                                    16 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                           SHOPPES AT BUCKLAND HILLS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------
                        MORTGAGE LOAN INFORMATION
-------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $175,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $174,810,583
 % OF POOL BY IPB:                 8.4%
 LOAN SELLER:                      LaSalle Bank National Association
 BORROWER:                         Pavilions at Buckland Hills L.L.C.
 SPONSOR:                          General Growth Properties, Inc.
                                   and New York State Common
                                   Retirement Fund
 ORIGINATION DATE:                 06/10/05
 INTEREST RATE:                    4.92150%
 INTEREST ONLY PERIOD:             N/A
 MATURITY DATE:                    07/01/12
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           359 months
 CALL PROTECTION:                  L(24),Def(52),O(7)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         CMA
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             Mezzanine Debt Permitted(1)
 LOAN PURPOSE:                     Refinance

------------------------------------------
                 ESCROWS
------------------------------------------
 ESCROWS/RESERVES:   INITIAL     MONTHLY
                     ---------------------
 TAXES:               $     0  Springing(2)
 INSURANCE:           $     0  Springing(2)
 CAPEX:               $     0  Springing(3)
 TI/LC:               $     0  Springing(4)
------------------------------------------

-------------------------------------------------------
                 PROPERTY INFORMATION
-------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Retail -- Regional Mall
 SQUARE FOOTAGE:           473,412(5)
 LOCATION:                 Manchester, CT
 YEAR BUILT/RENOVATED:     1990/2003
 OCCUPANCY:                82.1%(6)
 OCCUPANCY DATE:           06/06/05
 NUMBER OF TENANTS:        114
 HISTORICAL NOI:
 2002:                     $14,143,653
 2003:                     $13,829,942
 2004:                     $13,436,706
 TTM AS OF 03/31/05:       $13,158,897
 UW REVENUES:              $24,909,281
 UW EXPENSES:              $9,353,006
 UW NOI:                   $15,556,276
 UW NET CASH FLOW:         $14,930,554
 APPRAISED VALUE:          $245,000,000
 APPRAISAL DATE:           06/06/05

-----------------------------------
FINANCIAL INFORMATION
-----------------------------------
 CUT-OFF DATE LOAN/SF:    $369
 CUT-OFF DATE LTV:        71.4%
 MATURITY DATE LTV:       63.1%
 UW DSCR:                 1.34x
-----------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                     SIGNIFICANT TENANTS
                                                                                                                       LEASE
                                                                                               % OF     BASE RENT   EXPIRATION
 TENANT NAME              PARENT COMPANY                      MOODY'S/S&P(7)  SQUARE FEET      GLA         PSF         YEAR
------------------------------------------------------------------------------------------------------------------------------

 DICK'S SPORTING GOODS   Dick's Sporting Goods, Inc.              NR/B         80,000          16.9%    $ 19.00(8)    2015
 BARNES & NOBLE          Barnes & Noble Booksellers, Inc.        Ba2/B+        24,588           5.2%    $ 19.60       2014
 H&M                     H&M Hennes & Mauritz A.B.                 NR          14,298           3.0%    $ 26.00       2014
 ABERCROMBIE & FITCH     Abercrombie & Fitch Stores, Inc.          NR          13,829           2.9%    $ 16.32       2012
 VICTORIA'S SECRET       The Limited Brands                     Baa2/BBB       13,158           2.8%    $ 25.00       2013
------------------------------------------------------------------------------------------------------------------------------


(1)  Future mezzanine financing is allowed upon the satisfaction of certain conditions including a loan-to-value ratio no greater than 80% (in the aggregate based on the principal balances of the mortgage loan and the mezzanine loan) and a combined debt service coverage ratio of not less than
     1.20x, in each case immediately following the closing of such mezzanine loan.

(2)  During an event of default or if the debt service coverage ratio is less than 1.10x (a "Buckland Trigger Event"), the borrower is required to pay monthly 1/12th of the annual estimated taxes and insurance premiums.

(3)  During a Buckland Trigger Event and if the amount in such reserve is less than $118,189.25, the borrower is required to pay $9,849.10 monthly.

(4)  During a Buckland Trigger Event and if the amount in such reserve is less than $392,757.00, the borrower is required to pay $32,759.75 monthly.

(5)  Outparcels ground leased to tenants and anchor spaces that are not part of the collateral are excluded from square footage.

(6)  Includes treatment of Dick's Sporting Goods temporary space as vacant.
     Treating such space as occupied would provide an in-line occupancy rate of approximately 89.7%

(7)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(8)  Represents rent that will be payable by Dick's Sporting Goods, Inc. on its permanent space. Dick's Sporting Goods, Inc. is currently paying rent of 5%
     of monthly sales for its temporary space and will begin paying rent on its permanent space on the earlier of (i) the first Opening Day to occur sixty
     (60) days after delivery of possession of its permanent space, or (ii) the
     Opening Day the tenant initially opens for business. For purposes of the immediately preceding sentence, an "Opening Day" is any day between
     February 1 and May 1, 2006, and any day between August 1 and November 1,
     2006.

                                    17 of 82

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                           SHOPPES AT BUCKLAND HILLS
--------------------------------------------------------------------------------

THE LOAN. The loan is secured by a first mortgage interest in approximately
473,412 square feet of in-line retail space and outparcels of approximately
70,427 square feet of retail space, at the mall known as "Shoppes at Buckland
Hills" located in Manchester, Connecticut.

THE BORROWER. The borrower, Pavilions at Buckland Hills L.L.C., a Connecticut limited liability company, is structured as a single purpose entity with an independent director, for which a non-consolidation opinion was obtained at origination. The borrower is indirectly sponsored by General Growth Properties,
Inc. ("GGP") and the New York State Common Retirement Fund. GGP (NYSE: GGP) is
headquartered in Chicago, Illinois and as of December 31, 2004, reported total assets of $25.7 billion. In August 2004, GGP completed the acquisition of the
Rouse Company. The merger added 37 regional shopping malls, four community centers, and six mixed use projects totaling 40 million square feet to GGP's portfolio of owned shopping centers. GGP owns, develops, operates, and/or manages shopping malls in 44 states with ownership interests in, and/or management responsibilities for, more than 200 regional shopping malls totaling more than 200 million square feet of retail space. The New York State Common
Retirement Fund consists of the assets and income from the New York State and local Employees' Retirement System and the Police and Fire Retirement System.
These systems provide pension, death and disability benefits for state and local government employees and employees of certain other participating employers. As of December 31, 2003, the New York State Common Retirement Fund's value was approximately $115.7 billion.

THE PROPERTY.(1) The Shoppes at Buckland Hills is an approximately one million square foot two-story super-regional mall situated on approximately 114.7 acres.
The Shoppes at Buckland Hills is located at 194 Buckland Hills Drive on the northeast corner of the intersection of Buckland Street and Interstate 84 in
Manchester, Connecticut. Manchester is located approximately 15 miles east of the City of Hartford. It has regional accessibility by virtue of its location near Interstate 84. Interstate 84 is a major limited access highway traversing the State of Connecticut in an east/west direction and linking the eastern suburbs with the City of Hartford. Within the City of Hartford, Interstate 84
intersects with Interstate 91, which links the City of Hartford with the northern and southern suburbs.

The Shoppes at Buckland Hills is anchored by Sears, J.C. Penney, Filene's and
Filene's Home, Men's and Children's ("Filene's Home Store") (each such anchor space is tenant owned, including the underlying land, and is not part of the collateral). The collateral for the loan includes approximately 473,412 square feet of in-line retail space and approximately 70,472 square feet of outparcel retail space. The outparcels are ground leased to Country Inn Suites, Hops
Brewery, Red Robin Burgers & Spirits, and Smokey Bones Restaurant. Smokey Bones
Restaurant is not in occupancy, but anticipates opening in Spring 2006. In April
2005, Dick's Sporting Goods Inc., the largest in-line tenant, temporarily moved into the former Filene's Home Store space (created when Filene's Home Store moved to a vacated Lord & Taylor space; Filene's Home Store's former space has approximately 35,562 square feet) and will occupy that space while its space undergoes a major renovation. Dick's Sporting Goods has agreed to contribute $1 million for the renovation. After Dick's Sporting Goods moves back into its renovated space (estimated in Spring 2006), the borrower has stated that it intends to convert the temporary space into lifestyle space. The in-line space includes tenants such as Champ's Sports, Hollister, Gamestop, GNC, CVS, Radio
Shack and Express. The in-line space had an occupancy rate of approximately
82.1% as of June 6, 2005 (includes treatment of Dick's Sporting Goods temporary space as vacant, treating such space as occupied would result in an in-line occupancy rate of approximately 89.7%). The in-line space yielded comparable sales per square foot, for tenants less than 10,000 square feet, of approximately $428 as of December 31, 2004. This equates to an average occupancy cost for the in-line tenants of approximately 16.1%.

THE MARKET.(1) Manchester is a suburban community, which had a population of approximately 57,740 as of the 2000 census. The Hartford MSA is positioned approximately mid-way between New York and Boston. The development of the
Shoppes at Buckland Hills in 1990 was the catalyst for retail development in the area. Ancillary retail that has developed around the mall includes Wal-Mart,
Sam's Club, Home Depot, Lowe's, Target, Office Depot, Media Play, Circuit City,
Marshall's, and Christmas Tree Shop. The Shoppes at Buckland Hills faces direct competition from three regional centers: Westfarms Mall-West Hartford, Westfield
Shoppingtown-Enfield and Westfield Shoppingtown-Meriden. These centers are located within approximately 40 minutes of the Shoppes at Buckland Hills. In
2004, Evergreen Walk, an open-air lifestyle center located approximately 1/2 mile from the Shoppes at Buckland Hills opened. While this property captures market share from the trade area it targets a higher price point.

PROPERTY MANAGEMENT. The Shoppes at Buckland Hills is managed by General Growth
Management, Inc., an affiliate of the borrower.

(1)  Certain information was obtained from the Shoppes at Buckland Hills appraisal dated 06/06/05.

                                    18 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                           SHOPPES AT BUCKLAND HILLS
--------------------------------------------------------------------------------



----------------------------------------------------------------
                    LEASE ROLLOVER SCHEDULE
                  NUMBER      SQUARE      % OF
                OF LEASES     FEET        GLA       BASE RENT
 YEAR            EXPIRING   EXPIRING   EXPIRING     EXPIRING
----------------------------------------------------------------

 VACANT            N/A       48,970       10.3%        N/A
 2005 & MTM         15       30,191        6.4    $ 1,220,904
 2006                6       38,878        8.2    $   232,296
 2007                2        3,601        0.8    $   142,020
 2008                8       17,134        3.6    $   725,640
 2009                7        8,593        1.8    $   437,604
 2010               22       45,247        9.6    $ 2,730,912
 2011                9       17,916        3.8    $ 1,215,156
 2012                4       24,139        5.1    $   609,012
 2013               14       48,680       10.3    $ 1,603,320
 2014               15       83,633       17.7    $ 2,285,160
 2015               11      100,250       21.2    $ 2,317,752
 AFTER               2        6,180        1.3    $   179,604
----------------------------------------------------------------
 TOTAL             115      473,412      100.0%   $13,699,380
----------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                             CUMULATIVE
                                   CUMULATIVE    CUMULATIVE    CUMULATIVE      % OF
                 % OF BASE RENT   SQUARE FEET     % OF GLA     BASE RENT     BASE RENT
 YEAR               EXPIRING        EXPIRING      EXPIRING      EXPIRING     EXPIRING
---------------------------------------------------------------------------------------

 VACANT                0.0%           N/A           N/A           N/A          N/A
 2005 & MTM            8.9           79,161         16.7%     $ 1,220,904       10.2
 2006                  1.7          118,039         24.9%     $ 1,453,200       10.6
 2007                  1.0          121,640         25.7%     $ 1,595,220       11.6
 2008                  5.3          138,744         29.3%     $ 2,320,860       16.9
 2009                  3.2          147,367         31.1%     $ 2,758,464       20.1
 2010                 19.9          192,614         40.7%     $ 5,489,376       40.1
 2011                  8.9          210,530         44.5%     $ 6,704,532       48.9
 2012                  4.4          234,669         49.6%     $ 7,313,544       53.4
 2013                 11.7          283,349         59.9%     $ 8,916,864       65.1
 2014                 16.7          366,982         77.5%     $11,202,024       81.8
 2015                 16.9          467,232         98.7%     $13,519,776       98.7
 AFTER                 1.3          473,412        100.0%     $13,699,380      100.0%
---------------------------------------------------------------------------------------
 TOTAL               100.0%
---------------------------------------------------------------------------------------


                                    19 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                            SHOPPES AT BUCKLAND HILLS
--------------------------------------------------------------------------------

                   [MAP OF SHOPPES AT BUCKLAND HILLS OMITTED]

                                    20 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                            SHOPPES AT BUCKLAND HILLS
--------------------------------------------------------------------------------

                 [SITE MAP OF SHOPPES AT BUCKLAND HILLS OMITTED]

                                    21 of 82

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                              UNIVERSAL HOTELS UCF
--------------------------------------------------------------------------------

                   [5 PHOTOS OF UNIVERSAL HOTELS UCF OMITTED]

                                    22 of 82

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                              UNIVERSAL HOTELS UCF
--------------------------------------------------------------------------------

--------------------------------------------------------------------
                     MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $100,000,000(1)
 CUT-OFF DATE PRINCIPAL BALANCE:   $100,000,000(1)
 % OF POOL BY IPB:                 4.8%
 SHADOW RATING (M/S):              Baa3/BBB-
 LOAN SELLER:                      JPMorgan Chase Bank, N.A.
 BORROWER:                         UCF Hotel Venture
 SPONSOR:                          Loews Corporation (50%), NBC
                                   Universal (25%), and The Rank
                                   Group PLC (25%)
 ORIGINATION DATE:                 06/02/05
 INTEREST RATE:                    4.72500%
 INTEREST ONLY PERIOD:             120 months
 MATURITY DATE:                    07/01/15
 AMORTIZATION TYPE:                Interest-Only
 ORIGINAL AMORTIZATION:            N/A
 REMAINING AMORTIZATION:           N/A
 CALL PROTECTION:                  L(24),Def(92),O(4)
 CROSS-COLLATERALIZATION:          Yes
 LOCK BOX:                         CMA
 ADDITIONAL DEBT:(1)               $300,000,000/$50,000,000
 ADDITIONAL DEBT TYPE:(2)          Pari Passu/B-Note/Permitted
                                   Mezzanine
 LOAN PURPOSE:                     Refinance

------------------------------------------
                 ESCROWS
------------------------------------------
 ESCROWS/RESERVES:   INITIAL   MONTHLY
                     ---------------------
 TAXES:              $0        Springing(3)
 INSURANCE:          $0        Springing(3)
 GROUND LEASE:       $0        Springing(4)
------------------------------------------

---------------------------------------------------------------
                     PROPERTY INFORMATION
---------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Portfolio
 TITLE:                    Leasehold
 PROPERTY TYPE:            Hotel -- Full Service
 ROOMS:                    2,400
 LOCATION:                 Orlando, FL
 YEAR BUILT/RENOVATED:     See "Portfolio Summary" below
 OCCUPANCY:                82.7%
 OCCUPANCY DATE:           Trailing 12 months as of 05/31/05
 HISTORICAL NOI:
  2002:                    $40,773,377
  2003:                    $59,422,164
  2004:                    $69,462,505
  TTM AS OF 05/31/05:      $73,002,655
 UW REVENUES:              $230,239,687
 UW EXPENSES:              $151,778,146
 UW NOI:                   $78,461,5405
 UW NET CASH FLOW:         $69,251,953
 APPRAISED VALUE:          $757,000,000
 APPRAISAL DATE:           04/01/05
---------------------------------------------------------------

--------------------------------------------------------
                 FINANCIAL INFORMATION
--------------------------------------------------------
                            PARI PASSU
                             A-NOTES(6)   TOTAL DEBT
                           -----------------------------
 CUT-OFF DATE LOAN/ROOM:   $166,667       $187,500
 CUT-OFF DATE LTV:            52.8%          59.4%
 MATURITY DATE LTV:           52.8%          59.4%
 UW DSCR:                     3.61x          3.15x
--------------------------------------------------------

(1)  The total financing amount for the Universal Hotel Portfolio Whole Loan is
     $450,000,000 split between (i) $400,000,000 of A-Notes and (ii) a
     $50,000,000 B-Note. The loan was co-originated by JPMorgan Chase Bank, N.A.
     and German American Capital Corporation. The A-Note is split into five pari passu notes. Only the $100,000,000 A-5 note is included in the trust.

(2)  Sponsors of the borrower are permitted to cause an affiliate of the borrower to incur mezzanine indebtedness to be secured by a pledge of direct or indirect equity interests in the Borrower in an amount not to exceed $50,000,000 subject to the satisfaction of various conditions including: (i) the DSCR after giving effect to the mezzanine indebtedness be greater than or equal to 110% of the DSCR as of the closing date and
     (ii) the LTV ratio for the total combined debt be no greater than 55% as determined by a new appraisal obtained by and in a form and substance satisfactory to the lender.

(3)  Upon the occurrence of an event of default or the conclusion of two consecutive quarters in which the borrower fails to maintain a minimum DSCR of 1.35x, monthly tax & insurance reserves will be collected in an amount equal to 1/12th of what the lender reasonably determines the annual tax liability and insurance premium, respectively, will be.

(4)  Upon the occurrence of an event of default or the conclusion of two consecutive quarters in which the borrower fails to maintain a minimum DSCR of 1.35x, the borrower will be required to deposit into a ground lease reserve an amount equal to an amount reasonably determined by the lender to cover all payments of base rent and additional rent as well as any other amounts payable under the terms of the ground lease.

(5)  The Universal Hotel Portfolio properties experienced NOI growth of 9.6% for the first five months of 2005 as compared to the same period in 2004. 2004
     NOI for the portfolio represented a 16.8% increase over 2003 NOI. The UW
     NOI is based on the foregoing NOI growth rates experienced over the last 18 months. The opening of the Hard Rock and Royal Pacific properties in 2001 and 2002, respectively, coincided with a downturn in the U.S. hospitality sector following the events of September 11, 2001, which had a negative impact on air-travel tourist dependent destinations such as Orlando and Las
     Vegas. With the recovery of the U.S. economy in 2004 and increased domestic and international travel to destinations such as Orlando, hotel performance rebounded in 2004.

(6)  Calculated based on the total A-Note amount of $400,000,000. The
     $100,000,000 A-5 note is included in the trust.

                                    23 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                              UNIVERSAL HOTELS UCF
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                        PORTFOLIO SUMMARY
                                                                                                               ORIGINAL ALLOCATED
                                                                      APPRAISED VALUE    ORIGINAL ALLOCATED       LOAN AMOUNT
 PROPERTY                  LOCATION       # OF ROOMS    YEAR BUILT        (AS IS)           LOAN AMOUNT            PER ROOM
---------------------------------------------------------------------------------------------------------------------------------

 PORTOFINO BAY            Orlando, FL         750     1999             $280,000,000         $ 36,998,111           $197,270
 ROYAL PACIFIC            Orlando, FL       1,000     1989              261,000,000           34,478,203           $137,913
 HARD ROCK                Orlando, FL         650     2001              216,000,000           28,533,685           $175,592
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE                     2,400                      $757,000,000         $100,000,000           $166,667
---------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                INDIVIDUAL PROPERTY HISTORICAL OPERATING STATISTICS

                              OCCUPANCY                             ADR                                    REV PAR
                   -------------------------------- ----------------------------------   ------------------------------------------
                                  TTM AS OF                         TTM AS OF                                   TTM AS OF
      PROPERTY     2003    2004   05/31/05    UW     2003     2004   05/31/05    UW        2003        2004     05/31/05     UW
-----------------------------------------------------------------------------------------------------------------------------------

PORTOFINO BAY      73.9%   77.9%    78.8%    81.0%  $196.66  $214.36  $223.51  $232.50   $145.30     $167.02     $176.23   $188.33
ROYAL PACIFIC      79.7%   84.5%    84.2%    87.0%  $152.51  $161.89  $169.87  $181.50   $121.58     $136.79     $143.07   $157.91
HARD ROCK          80.9%   84.1%    85.0%    86.0%  $186.28  $206.20  $215.64  $224.00   $150.70     $173.47     $183.20   $192.64
-----------------------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE   78.2%   82.3%    82.7%    82.0%  $175.00  $189.67  $198.57  $208.38   $136.88     $156.17     $164.30   $170.87
-----------------------------------------------------------------------------------------------------------------------------------


THE LOAN. The loan is secured by a leasehold interest in three full-service hotels (The Portofino Bay, The Hard Rock and The Royal Pacific) comprising 2,400 rooms located within the Universal Theme Park in Orlando, Florida.

The total financing amount of $450 million is being provided to the borrower to refinance existing debt on the three hotel properties. The loan was co-originated by JPMorgan Chase Bank, N.A. and German American Capital
Corporation. The $400 million senior A-Note is split into five pari passu notes.
The $100 million A-5 note is included in the trust.

THE BORROWER. The borrowing entity is UCF Hotel Venture ("Borrower"), a single asset, special purpose entity. UCF Hotel Venture is a joint partnership between the Loews Corporation (50%), NBC Universal (25%), and The Rank Group Plc (25%),
the three sponsors of the loan. The three properties are managed by Loews
Orlando Operating Company, Inc.

Loews Corporation is a United States based holding company. Its subsidiaries are engaged in several lines of business, including the operation of hotels through
Loews Hotels Holding Corporation, a wholly owned subsidiary. Loews Hotels
Holding Corporation currently owns and manages 18 hotels across the United
States and Canada.

NBC Universal is a media and entertainment company involved in the development, production and marketing of entertainment, news and information. Formed in May
2004 through the merger of NBC and Vivendi Universal Entertainment, NBC
Universal owns and operates a television network, a Spanish-language network, a portfolio of news and entertainment networks, a motion picture company, television production operations, a television stations group, and various theme parks. NBC Universal is 80%-owned by General Electric, with 20% controlled by
Vivendi Universal Entertainment.

The Rank Group Plc ("Rank") is a United Kingdom based leisure and entertainment company. Rank, through the Hard Rock brand name, owns and franchises cafes world-wide and controls the rights to the brand internationally. Rank is engaged in the vacation/leisure business through several outlets including: Haven,
Butlins, Warner, Oasis Forest Holiday Village in Cumbria and America Resorts
USA. Rank also owns Mecca Bingo and Grosvenor Casinos.

THE MORTGAGED PROPERTIES(1). The portfolio consists of three full-service, luxury hotels located within the Universal Theme Park in Orlando, Florida. The
Portofino Bay and Hard Rock hotels are located on Universal Boulevard across the street from one another while the Royal Pacific Hotel is located approximately three quarters of a mile from both properties. The properties are located in close proximity to International Drive, a commercial corridor that contains lodging facilities, restaurants and other commercial establishments catering to the tourist market.

The sites are owned by Universal City Development Partners ("UCDP"), which entered into a 100-year ground lease, expiring in June 2098, with the borrower.
NBC Universal has an equity interest in each of UCDP, as ground lessor, and UCF
Hotel Venture, as ground lessee. The hotel facilities and operational characteristics of all three hotels are consistent with the overall character of
Universal Theme Park. Each of the hotels has been designed and marketed to cater to a different price point in the market.

(1)  Certain information was obtained from the Universal Hotels Portfolio appraisal dated 04/01/05.

                                    24 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                              UNIVERSAL HOTELS UCF
--------------------------------------------------------------------------------

PORTOFINO BAY HOTEL
-------------------

The Portofino Bay Hotel is a full-service lodging facility, consisting of 750 guestrooms and approximately 35,000 square feet of meeting room space (with over
9,000 square feet of outdoor space) situated on an approximately 52-acre site.
The property was built in 1999 as a six-story structure and was developed to replicate the village of Portofino, Italy. Hotel amenities include a business center, eight food and beverage outlets, two outdoor swimming pools, one outdoor themed swimming pool, a 12,300 square foot fitness center and full-service spa, upscale shops and a babysitting/children's camp. Recreational amenities include water taxi transportation, early admission to the theme park, Universal Express access to theme park attractions and priority seating at restaurants. The improvements consist of a main building with three wings. Portofino Bay Hotel was named to Conde Nast Traveler magazine's 2003 - 2004 Gold List of the
"World's Best Places to Stay" and Travel + Leisure magazine's 2002 - 2004 list of Top 500 Hotels in the world.

HARD ROCK HOTEL
---------------

The Hard Rock Hotel is a full-service lodging facility, consisting of approximately 650 guestrooms and approximately 4,200 square feet of meeting room space (with over 10,000 square feet of pre-function and outdoor space) situated on an approximately 20-acre site. The property was developed in 2001. Hotel amenities include six food and beverage outlets, an outdoor swimming pool, a fitness center, a Hard Rock merchandising store, and a children's camp. The Hard
Rock Hotel is designed in a California Mission architectural style with music-filled areas as well as Hard Rock memorabilia displayed throughout the hotel. The property consists of one main building structure spread out over six different wings.

ROYAL PACIFIC HOTEL
-------------------

The Royal Pacific Hotel is a full-service lodging facility consisting of approximately 1,000 rooms and approximately 58,800 square feet of meeting room space (with over 17,000 square feet of pre-function and outdoor space) situated on an approximately 53-acre site. The hotel was developed in 1989. Hotel amenities include a full service business center, five food and beverage outlets, an activity center, a themed outdoor swimming pool with a sand beach, and a fitness center. The design of the hotel has a South Pacific island theme, with a bamboo forest entrance, palm trees, outdoor gardens, and a tropical lagoon. The property consists of one main building with four wings. The main wing houses Emeril's restaurant.

THE MARKET(1). The Portofino Bay Hotel, Hard Rock Hotel, and the Royal Pacific
Hotel are located within the Universal Theme Park in Orlando, Florida, approximately 9 miles southwest of Downtown Orlando and northeast of Walt Disney
World. In addition to the Universal Theme Park, the Orange County Convention
Center and International Drive are demand generators in the area. The properties are accessible from a variety of local, county, state, and interstate highways, including Interstate 4, the Bee Line Expressway, International Drive, and the
Florida Turnpike. Interstate 4 is a six-lane divided highway that traverses the
State of Florida and can be accessed less than one mile west of the properties.
The Bee Line Expressway, located three miles from the properties, serves as a link between Universal Florida and the Walt Disney World attractions and the
Orlando International Airport. The Universal Theme Park is located approximately two miles south of the junction of the Florida Turnpike and Interstate 4, a major intersection in the Orlando metropolitan area.

Over the past three decades, the Orlando market has consistently been one of the fastest growing metropolitan areas in the nation. Orlando's annual population growth has consistently outpaced national averages. Orlando is known as a major tourist destination due primarily to the Walt Disney World and Universal Studios theme parks. Universal Studios is the second largest tourist attraction in the
Orlando metropolitan area and is only one component of an approximately
838--acre master planned resort development, known as Universal Studios Escape.
Over the past 10 years, the average annual compounded growth in attendance at
Universal Orlando has been 5.4%, the highest growth over both a 10-year and
5-year period in comparison to the top 3 tourist attractions in the Orlando market. In 2004, Universal Theme parks experienced 13 million in attendance.

Due to Orlando's status as an international tourist destination, fluctuations in tourist demand have historically affected the overall economic health of the area. Over the past decade, however, there has been a concerted effort to diversify the area's economy. Total visitor traffic has increased at an annual compounded growth rate of 4.7% per year from 1993 to 2003. The average household income in the Orlando metropolitan area is approximately $61,000.

Following the events of September 11, 2001 the U.S. hospitality sector experienced a slowdown in 2002 and 2003. Orlando, an air travel dependent tourist destination, experienced declines in revenue per available room
("RevPAR") in 2002 into 2003. As a result of this slowdown, the construction of new properties slowed to historic lows in Orlando. With the recovery of the U.S.
economy in 2004 and increased domestic and international travel to destinations such as Orlando, hotel performance rebounded in 2004. According to Smith Travel
Research, average RevPAR for hotels in Orlando was up 17.0% in 2004 as compared to 2003 levels (the properties experienced a 16.8% increase over the same period). The growth trend continued in 2005, with RevPAR increasing 10.9% for the first five months of the year as compared to the same period in 2004. The
Universal Hotel Portfolio properties experienced a 11.7% increase in RevPAR in the first five months of 2005 compared with the same period in 2004 with net operating income increasing 9.6%.

According to Smith Travel Research ("STR"), the existing market penetration rates for the properties are summarized below. The index is based upon a property's performance relative to its competitive set as determined by STR. An index above 100% indicates a property is performing above the average of its competitive set. Properties considered competitive to the Universal Hotel
Portfolio properties include the approximately 750-room Hyatt Regency Grand
Cypress (9.5 miles south), the approximately 2000-room Marriott World Center
(approximately 11.1 miles south), the 891-room Peabody (approximately 5.3 miles south), the approximately 758-room Westin Walt Disney World Swan and the approximately 1509-room Sheraton Walt Disney World Dolphin (approximately 14.2 miles south).

(1)  Certain information was obtained from the Universal Hotels Portfolio appraisal dated April 1, 2005.

                                    25 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                              UNIVERSAL HOTELS UCF
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                INDIVIDUAL PROPERTY HISTORICAL OPERATING STATISTICS BY INDEX

 PROPERTY                   TTM (FEBRUARY 2003)                  TTM (FEBRUARY 2004)                   TTM (FEBRUARY 2005)
                      --------------------------------     --------------------------------      --------------------------------
                      OCCUPANCY       ADR       REVPAR     OCCUPANCY       ADR       REVPAR      OCCUPANCY       ADR       REVPAR
-----------------------------------------------------------------------------------------------------------------------------------

 HARD ROCK HOTEL        108.6%       114.0%      123.7%      114.3%       118.0%      134.8%       112.3%       125.1%      140.4%
 PORTOFINO BAY          107.4%        81.5%       87.6%      120.8%        94.2%      113.9%       119.5%        98.2%      117.4%
 ROYAL PACIFIC          118.6%       107.7%      127.8%      123.0%       112.8%      138.7%       120.9%       121.2%      146.5%
-----------------------------------------------------------------------------------------------------------------------------------
 WEIGHTED AVERAGE       110.8%        98.8%      109.8%      119.4%       106.7%      127.2%       117.6%       112.8%      132.5%
-----------------------------------------------------------------------------------------------------------------------------------


As of the trailing 12 month period ending February 2005, the portfolio had a weighted average RevPAR penetration index of 132.5%, suggesting they are outperforming their competitive set.

The properties' room night demand generators are largely from the transient leisure segment with meeting and group demand also comprising a material component of the room night demand. According to the property appraisals, the existing demand generators for the Mortgaged Properties are summarized as follows:

-------------------------------------------------------
                   DEMAND GENERATORS
  PROPERTY             TRANSIENT       MEETINGS & GROUP
-------------------------------------------------------
  PORTOFINO BAY           61%               39%
  ROYAL PACIFIC           57%               43%
  HARD ROCK HOTEL         82%               18%
-------------------------------------------------------

PROPERTY MANAGEMENT. The properties are managed by Loews Orlando Operating
Company, Inc. ("Loews"). Loews currently owns and/or operates 18 hotels and resorts in the U.S. and Canada.

                                    26 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                              UNIVERSAL HOTELS UCF
--------------------------------------------------------------------------------

                    [2 MAPS OF UNIVERSAL HOTELS UCF OMITTED]

                                    27 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                               FOUR SEASONS BOSTON
--------------------------------------------------------------------------------

                    [3 PHOTOS OF FOUR SEASONS BOSTON OMITTED]

                                    28 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                              FOUR SEASONS BOSTON
--------------------------------------------------------------------------------

-----------------------------------------------------------------
                    MORTGAGE LOAN INFORMATION
-----------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $80,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $80,000,000
 % OF POOL BY IPB:                 3.9%
 SHADOW RATING (S&P):              BBB-
 LOAN SELLER:                      JP Morgan Chase Bank, N.A.
 BORROWER:                         FSH Boylston, Inc.
 SPONSOR:                          Enpro International Inc.
 ORIGINATION DATE:                 07/07/05
 INTEREST RATE:                    4.92700%
 INTEREST ONLY PERIOD:             60 months
 MATURITY DATE:                    08/01/15
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            300 months
 REMAINING AMORTIZATION:           300 months
 CALL PROTECTION:                  L(24),Def(95),O(1)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         No
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             NA
 LOAN PURPOSE:                     Refinance
-----------------------------------------------------------------

---------------------------------------------
                   ESCROWS
---------------------------------------------
 ESCROWS/RESERVES:      INITIAL      MONTHLY
                     ------------------------
 OTHER:              $12,047,723(1)    $0
---------------------------------------------

----------------------------------------------------
                PROPERTY INFORMATION
----------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Hotel -- Full Service
 ROOMS:                    273
 LOCATION:                 Boston, MA
 YEAR BUILT/RENOVATED:     1985 / 2005
 OCCUPANCY:                75.9%
 OCCUPANCY DATE:           04/22/05
 HISTORICAL NOI:
   2003:                   $7,435,100
   2004:                   $9,697,200
   TTM AS OF 06/30/05:     $11,240,500
 UW REVENUES:              $59,147,405
 UW EXPENSES:              $46,820,372
 UW NOI:                   $12,327,034
 UW NET CASH FLOW:         $10,552,612
 APPRAISED VALUE:          $164,600,000
 APPRAISAL DATE:           06/03/05

----------------------------------------
         FINANCIAL INFORMATION
----------------------------------------
 CUT-OFF DATE LOAN/UNIT:   $294,118
 CUT-OFF DATE LTV:            48.6%
 MATURITY LTV:                43.2%
 UW DSCR:                     1.89x
----------------------------------------



------------------------------------------------------------------------------------------------------
                                         HOTEL OPERATING HISTORY
                                     2003              2004          TTM - 06/30/05      UNDERWRITTEN
------------------------------------------------------------------------------------------------------

 OCCUPANCY                             67.0%             74.0%              75.9%              75.9%
 AVERAGE DAILY RATE (ADR)       $       348       $       356        $       356        $       370
 REVPAR                         $       233       $       264        $       270        $       281
------------------------------------------------------------------------------------------------------
 REVENUE                        $47,317,800       $52,383,300        $56,310,900        $59,147,405
 EXPENSES                       $39,882,700       $42,686,100        $45,070,400        $46,820,372
 NOI                            $ 7,435,100       $ 9,697,200        $11,240,500        $12,327,034
 FF&E                               N/A               N/A                N/A            $ 1,774,422
 CASH FLOW                      $ 7,435,100       $ 9,697,200        $11,240,500        $10,552,612
------------------------------------------------------------------------------------------------------


(1)  At closing, Borrower made a deposit of $12,047,723 in a Lender controlled account for room renovations. The account will be pledged by Borrower as additional collateral for the Loan. The Borrower is entitled to replace a portion of the cash on hand with a letter of credit.

                                    29 of 82

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A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                               FOUR SEASONS BOSTON
--------------------------------------------------------------------------------

THE LOAN. The loan is secured by a fee simple condominium interest in the
273-room full-service luxury Four Seasons hotel located in Boston,
Massachusetts.

THE BORROWER. The borrower is FSH Boylston, Inc., a newly formed, special purpose entity which will own and manage the property. The indemnitor and managing agent for FSH Boylston, Inc. is Enpro International Inc. ("Enpro").
Enpro has a net worth in excess of $500 million and represents the interests of two foreign nationals from Saudi Arabia.

Enpro was part of the original development team for the Four Seasons Boston and has since consolidated its ownership through a series of buyouts of the original partners (Equitable in 1991 and The Four Seasons, Inc. in 1994). In addition to the Four Seasons Boston, the sponsor also owns the Westin Copley Place in
Boston.

THE PROPERTY. The Four Seasons Boston is a 273-room (including 71 suites)
full-service luxury hotel located at 200 Boylston Street in Boston,
Massachusetts. The hotel is highly amenitized and includes over 16,000 square feet of meeting space, two restaurants, spa, gift shop, business center, a
7,000-square foot fitness center, an indoor swimming pool and sauna, whirlpool and 88 underground parking spaces for hotel use.

All guest rooms and suites are equipped with high speed internet access, a work desk, a telephone with voice mail and data port, on-command movie, full mini-bar, adjustable thermostat, flat-panel televisions and bay windows that open to views of the city. The Four Seasons Boston is home to Aujourd'hui
Restaurant, an award winning restaurant specializing in modern French cuisine.
Aujourd'hui was named Best Hotel Dining in the 2005/2006 Zagat Survey of Boston
Restaurants and was awarded Boston's Top Table by Gourmet magazine and Boston's
Best Restaurant and Best Wine List by Food & Wine magazine. Among its many awards and accolades, Aujourd'hui was only one of two restaurants in
Massachusetts to receive the coveted AAA Five Diamond Award for Restaurants. The
Spa at Four Seasons was voted the #1 urban hotel spa in North America and the
Caribbean by the Conde Naste Travelers 2005 Readers' Poll.

The Four Seasons Boston is part of a mixed-use hotel and condominium development constructed in 1985 known as Four Seasons Place. The improvements on the site include the Four Seasons Boston and 91 residential condominium units. The hotel is in the process of completing a $48 million renovation of the entire hotel. In addition to the renovation, an extension of the building was constructed and completed in May 2004. The extension included the addition of approximately
5,900 square feet of meeting space, an extension of the Bristol Lounge and
Aujourd'hui Restaurant and the addition of approximately 4,000 square feet of retail space (which is currently vacant). Most of the facilities, with the exception of the guest rooms, corridors, suites, and elevator, were renovated in
2003 and 2004. The remaining renovations totaling approximately $12 million will focus on guest rooms and suites and is expected to be completed by March 2006.

The demand generators for the Four Seasons Boston consists of 48% commercial,
33% meetings and groups, and 19% leisure compared to the overall markets accommodations of 39% commercial, 38% meeting and group, and 22% leisure.

The Four Season Boston has received many awards including the AAA Five Diamond
Award for Hotels, Andrew Harper's Hideaway Reports Annual Readers Survey 2004
Top 20 U.S. City Hotels (#19), Institutional Investor World's Best Hotels 2004
(#34), Mobil Five Star Award for 2005 and Zagat 2005 Top 50 Hotels.

THE MARKET(1). The Four Season Boston is located on the south side of Boylston
Street in Boston, Massachusetts. It comprises the entire block between Hadassah
Way and Charles Street and is located directly across from the Boston Commons and historic Boston Common Public Gardens. The hotel is easily accessible by foot or taxi from the Financial District, Copley Plaza and Beacon Hill and is
within walking distance of several subway stations. Access to Interstate 90
(Massachusetts Turnpike) is located approximately one-quarter mile south and access to Interstate 93 is located approximately one-quarter mile east. Logan
International Airport is located approximately 3 miles northeast of the property.

Boston is the capital of Massachusetts and a major hub for finance, communications, transportation, and trade. It is also a major international port and a popular convention destination. Whereas the Boston area lodging market had been one of the nation's strongest markets between 1995-2000, the local lodging market experienced a significant decline following the events of September 11,
2001 and in line with the economic downturn experienced by the national economy in 2002-2003. The lodging sector began to stabilize in late 2003 and began a recovery in 2004. The recovery in Boston was bolstered by the Democratic
National Convention held in July 2004. The Boston Convention & Exhibition
Center, which offers approximately 600,000 square feet of exhibition space and approximately 193,000 square feet of meeting space was opened in June 2004 in response to the need for a large scale convention venue in the state. Boston is a popular leisure travel destination. According to the appraisal, total visitations increased at an annual rate 1.7% between 2000 and 2004, with a strong 5.2% increase noted in 2003. The Boston-Cambridge-Quincy metropolitan area is home to 65 colleges and universities with total enrollment of approximately 275,000 students. Educational institutions are significant demand generators for hotels in the MSA. These institutions generate strong leisure visitations during weekends and host numerous banquets and similar functions that require the type of meeting space found in hotels.

(1)  Certain information was obtained from the Four Seasons Boston appraisal dated 06/03/05.

                                    30 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                              FOUR SEASONS BOSTON
--------------------------------------------------------------------------------

The Boston market contains a total of 17,900 rooms (contained in 61 properties), of which 5,429 rooms, or 11 hotels, are located in the properties competitive market. The competitive set is composed of hotels located in the Financial
District, Back Bay, Chinatown and the Theatre District.

According to Smith Travel Research ("STR"), the existing market penetration rates for the Mortgaged Properties are summarized below. The index is based upon a property's performance relative to its competitive set as determined by STR.
An index above 100% indicates a property is performing above the average of its competitive set. Properties considered competitive to the Four Seasons Boston include the Ritz-Carlton Boston, the Ritz-Carlton Boston Common, the Boston
Harbor Hotel and the Langham Hotel.



----------------------------------------------------------------------------------------------------
                                  HISTORICAL PENETRATION RATES
                                                                           YTD APRIL      YTD APRIL
 FOUR SEASONS BOSTON                 2002          2003         2004          2004           2005
----------------------------------------------------------------------------------------------------

  OCCUPANCY                          102.4%        96.5%        101.2%         94.3%         100.5%
  AVERAGE DAILY RATE                 181.1%       178.6%        169.6%        173.0%         167.1%
  REVENUE PER AVAILABLE ROOM         185.5%       172.4%        171.6%        163.2%         167.9%
----------------------------------------------------------------------------------------------------


PROPERTY MANAGEMENT. The property is managed by the Four Seasons Hotel Limited.
The company currently manages 65 luxury hotels and resorts in 29 countries with
20 additional hotels under development.

                                    31 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                               FOUR SEASONS BOSTON
--------------------------------------------------------------------------------

                      [MAP OF FOUR SEASONS BOSTON OMITTED]

                                    32 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    33 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                                  SIKES SENTER
--------------------------------------------------------------------------------

                       [4 PHOTOS OF SIKES SENTER OMITTED]

                                    34 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                                  SIKES SENTER
--------------------------------------------------------------------------------

------------------------------------------------------------------------
                       MORTGAGE LOAN INFORMATION
------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $65,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $64,858,541
 % OF POOL BY IPB:                 3.1%
 LOAN SELLER:                      LaSalle Bank National Association
 BORROWER:                         Sikes Senter, L.P.
 SPONSOR:                          General Growth Properties, Inc.
 ORIGINATION DATE:                 05/09/05
 INTEREST RATE:                    5.20000%
 INTEREST ONLY PERIOD:             N/A
 MATURITY DATE:                    06/01/12
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           358 months
 CALL PROTECTION:                  L(24),Def(51),O(7)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         CMA
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             Mezzanine Debt Permitted(1)
 LOAN PURPOSE:                     Refinance
------------------------------------------------------------------------

------------------------------------------
                 ESCROWS
------------------------------------------
 ESCROWS/RESERVES:   INITIAL     MONTHLY
                     ---------------------
 TAXES:              $0         Springing(2)
 INSURANCE:          $0         Springing(2)
 CAPEX:              $0         Springing(3)
 TI/LC:              $0         Springing(4)
------------------------------------------

------------------------------------------------------
                 PROPERTY INFORMATION
------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Retail -- Regional Mall
 SQUARE FOOTAGE:           668,086
 LOCATION:                 Wichita Falls, TX
 YEAR BUILT/RENOVATED:     1974/2002
 OCCUPANCY:                97.6%
 OCCUPANCY DATE:           06/15/05
 NUMBER OF TENANTS:        69
 HISTORICAL NOI:
 2002:                     $5,123,567
 2003:                     $4,784,757
 2004:                     $6,156,048
 TTM AS OF 04/30/05:       $6,467,375
 UW REVENUES:              $10,498,865
 UW EXPENSES:              $4,149,261
 UW NOI:                   $6,349,604
 UW NET CASH FLOW:         $5,545,395
 APPRAISED VALUE:          $84,000,000
 APPRAISAL DATE:           06/01/05
------------------------------------------------------

-----------------------------------
       FINANCIAL INFORMATION
-----------------------------------
 CUT-OFF DATE LOAN/SF:   $  96
 CUT-OFF DATE LTV:        77.2%
 MATURITY DATE LTV:       68.8%
 UW DSCR:                 1.29x
-----------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                                    SIGNIFICANT TENANTS
                                                                                                                     LEASE
                                                                           SQUARE        % OF       BASE RENT     EXPIRATION
 TENANT NAME                    PARENT COMPANY          MOODY'S/ S&P(5)     FEET         GLA           PSF           YEAR
----------------------------------------------------------------------------------------------------------------------------

 DILLARD'S              Dillard's Inc.                      B1/BB         152,979        22.9%      $  3.43      2009
 J.C. PENNEY            J.C. Penney Company, Inc.          Ba1/BB+        129,064        19.3%      $  2.17      2009
 SEARS                  Sears, Roebuck & Co.               Ba1/BB+         92,647        13.8%      $  3.50      2011
 SIKES TEN THEATRES     Carmike Cinemas, Inc.                NR            30,834         4.6%      $  8.96      2018
 OLD NAVY               Gap, Inc.                         Baa3/BBB-        25,002         3.7%      $ 11.00      2008
----------------------------------------------------------------------------------------------------------------------------


(1)  Future mezzanine financing is allowed upon the satisfaction of certain conditions, including a loan-to-value ratio no greater than 80% (in the aggregate based on the principal balances of the mortgage loan and the mezzanine loan) and a combined debt service coverage ratio of not less than
     1.20x, in each case immediately following the closing of such mezzanine loan.

(2)  During an event of default or if the debt service coverage ratio is less than 1.20x (a "Sikes Trigger Event"), the borrower is required to pay monthly 1/12th of the annual estimated taxes and insurance premiums.

(3)  During a Sikes Trigger Event and if the amount in such reserve is less than
     $167,533.50, the borrower is required to pay $13,961.13 monthly.

(4)  During a Sikes Trigger Event and if the amount in such reserve is less than
     $263,566.00, the borrower is required to pay $21,963.00 monthly.

(5)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    35 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                                  SIKES SENTER
--------------------------------------------------------------------------------

THE LOAN. The Sikes Senter loan is secured by a first mortgage interest in approximately 668,086 square feet of anchor and in-line retail space at the regional mall known as Sikes Senter Mall ("Sikes Senter") located in Wichita
Falls, Texas.

THE BORROWER. The borrower is Sikes Senter, L.P., a Delaware limited partnership structured as a single purpose entity with an independent director, for which a non-consolidated opinion was obtained at origination. The borrower is sponsored by General Growth Properties, Inc. ("GGP"). GGP acquired Sikes Senter in 2003.
GGP (NYSE: GGP) is headquartered in Chicago, Illinois and as of December 31,
2004, reported total assets of $25.7 billion. In August 2004, GGP completed the acquisition of the Rouse Company. The merger added 37 regional shopping malls, four community centers, and six mixed use projects totaling 40 million square feet to GGP's portfolio of owned shopping centers. GGP owns, develops, operates, and/or manages shopping malls in 44 states with ownership interests in and/or management responsibilities for more than 200 regional shopping malls totaling more than 200 million square feet of retail space.

THE PROPERTY.(1) Sikes Senter is an approximately 668,086 square feet enclosed regional mall situated on approximately 59 acres and located at 3111 Midwestern
Parkway in Wichita Falls, Texas. Sikes Senter has approximately 405,524 square feet of retail anchor space and approximately 262,562 square feet of in-line retail space. Sikes Senter is located approximately 140 miles north of Dallas,
Texas and 140 miles south of Oklahoma City, Oklahoma, within the Wichita Falls
MSA (population 140,300). Sikes Senter is anchored by Dillard's, J.C. Penney,
Sears, and Sikes Ten Theatres. Renovation to Sikes Senter in 2002 included four new entrances, six carpeted soft seating areas, new interior and exterior color schemes, refurbishment of the Sikes pylon tower and a new Sikes monument sign.
The property manager estimated that the cost of the renovations was approximately $800,000. Dillard's underwent minor renovations to its space in
2002, while J.C. Penney and Sears underwent major renovations in 2001 and 2002, respectively, with substantially all of the costs associated with such renovations incurred by the related tenant. Dillard's and J.C. Penney have been in tenancy for over 30 years and Sears has been in tenancy for almost 15 years.
The in-line space, which includes tenants such as: Old Navy, Hollister & Co.,
American Eagle Outfitters, Jos A. Bank, GNC, Payless ShoeSource, PacSun,
Victoria's Secret, Aeropostale, Radio Shack, Buffalo Wild Wings and On The
Border was approximately 93.7% occupied as of June 15, 2005 (inclusive of anchor space the property was approximately 97.6% occupied). The in-line sales yielded comparable sales per square foot, for tenants less than 10,000 square feet, of approximately $290.34, as of December 31, 2004. This equates to an average occupancy cost for the in-line tenants of approximately 11.4%.

THE MARKET(1). Wichita Falls is the largest city within a 100 mile radius of
Sikes Senter, with a population of more than 104,000. Sikes Senter is the only shopping mall located in the Wichita Falls MSA. The nearest shopping mall is located in Lawton, Oklahoma, which is approximately 57 miles north of Wichita
Falls. Other retailers in the immediate area include: Target, Walgreens, Best
Buy, Pier 1 Imports, Linens N Things, Albertson's, Wal-Mart, Circuit City, Home
Depot, Shoe Carnival, Lowes, Office Depot, and Petco. The area is accessible from Interstate 44 as well as US Highways 281, 82 and 287.

The city of Wichita Falls has several organizations that provide a modest amount of diversification in the local business environment. For example, Sheppard Air
Force Base is the largest employer in Wichita Falls and conducts the Euro-NATO
Joint Jet Training Program for the 13 member nations. Sheppard Air Force Base also provides training in medical services, aircraft maintenance and other specialized technical fields. Sikes Senter provides a shuttle bus to and from
Sheppard Air Force Base every 30-minutes. In addition, Midwestern State
University has approximately 6,000 students and over 200 full time faculty members. Wichita Falls is also a provider of regional healthcare services and has over 350 physicians practicing in 35 clinics throughout the city.

PROPERTY MANAGEMENT. Sikes Senter is managed by the borrower.

(1)  Certain information was obtained from the Sikes Senter appraisal dated
     06/01/05.

                                    36 of 82

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                                  SIKES SENTER
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
                 NUMBER                                                     CUMULATIVE
                  OF        SQUARE                             % OF BASE     SQUARE      CUMULATIVE    CUMULATIVE    CUMULATIVE %
                LEASES      FEET      % OF GLA    BASE RENT      RENT         FEET        % OF GLA     BASE RENT    OF BASE RENT
 YEAR          EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

 VACANT                    16,126        2.4%        N/A         N/A           N/A          N/A           N/A           N/A
 2005 + MTM       4         7,582        1.1        189,896        3.6        23,708         3.5%     $  187,896          3.6%
 2006             6         9,198        1.4        286,104        5.4        32,906         4.9%     $  474,000          9.0%
 2007             9        13,535        2.0        352,056        6.7        46,441         7.0%     $  826,056         15.7%
 2008             6        54,585        8.2        585,528       11.1       101,026        15.1%     $1,411,584         26.8%
 2009             4       284,355       42.6        766,968       14.6       385,381        57.7%     $2,178,552         41.4%
 2010            15        33,497        5.0        804,984       15.3       418,878        62.7%     $2,983,536         56.7%
 2011             5       135,190       20.2        714,771       13.6       554,068        82.9%     $3,698,307         70.3%
 2012             8        40,380        6.0        655,292       12.5       594,448        89.0%     $4,353,600         82.8%
 2013             6        17,495        2.6        291,348        5.5       611,943        91.6%     $4,644,948         88.3%
 2014             3         8,728        1.3        158,904        3.0       620,671        92.9%     $4,803,852         91.3%
 2015             3        16,581        2.5        178,788        3.4       637,252        95.4%     $4,982,640         94.7%
 AFTER            1        30,834        4.6        276,276        5.3       668,086       100.0%     $5,258,916        100.0%
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL           70       668,086      100.0%    $5,258,916      100.0%
---------------------------------------------------------------------------------------------------------------------------------


                                    37 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                                  SIKES SENTER
--------------------------------------------------------------------------------

                          [MAP OF SIKES SENTER OMITTED]

                                    38 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                                  SIKES SENTER
--------------------------------------------------------------------------------

                       [SITE MAP OF SIKES SENTER OMITTED]

                                    39 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                             RREEF - PACIFIC CENTER
--------------------------------------------------------------------------------

                  [2 PHOTOS OF RREEF - PACIFIC CENTER OMITTED]

                                    40 of 82

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                             RREEF -- PACIFIC CENTER
--------------------------------------------------------------------------------

------------------------------------------------------------------------
                       MORTGAGE LOAN INFORMATION
------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $63,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $63,000,000
 % OF POOL BY IPB:                 3.0%
 LOAN SELLER:                      LaSalle Bank National Association
 BORROWER:                         RREEF America REIT III Corp. K
 SPONSOR:                          RREEF America REIT III, Inc.
 ORIGINATION DATE:                 07/01/05
 INTEREST RATE:                    4.97000%
 INTEREST ONLY PERIOD:             60 months
 MATURITY DATE:                    07/01/10
 AMORTIZATION TYPE:                Interest-Only
 ORIGINAL AMORTIZATION:            N/A
 REMAINING AMORTIZATION:           N/A
 CALL PROTECTION:                  L(24),Def(31),O(4)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Hard
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Refinance
------------------------------------------------------------------------

------------------------------------------
                 ESCROWS
------------------------------------------
 ESCROWS/RESERVES:   INITIAL     MONTHLY
                     ---------------------
 TAXES:               $0       Springing(1)
 INSURANCE:           $0       Springing(1)
 CAPEX:               $0       Springing(2)
 TI/LC:               $0       Springing(3)
------------------------------------------

-----------------------------------------------
             PROPERTY INFORMATION
-----------------------------------------------
 SINGLE ASSET/PORTFOLIO:     Single Asset
 TITLE:                      Fee
 PROPERTY TYPE:              Office -- CBD
 SQUARE FOOTAGE:             384,832
 LOCATION:                   San Diego, CA
 YEAR BUILT/RENOVATED:       1998 and 2000
 OCCUPANCY:                  96.5%(4)
 OCCUPANCY DATE:             06/22/05
 NUMBER OF TENANTS:          14(4)
 HISTORICAL NOI:
   2002:                     $4,523,665
   2003:                     $6,237,571
   2004:                     $3,073,832
   TTM AS OF 04/30/05:       $4,758,865
 UW REVENUES:                $10,049,791
 UW EXPENSES:                $3,336,933
 UW NOI:                     $6,712,858
 UW NET CASH FLOW:           $6,159,099
 APPRAISED VALUE:            $107,000,000
 APPRAISAL DATE:             05/18/05

-------------------------------------
        FINANCIAL INFORMATION
-------------------------------------
 CUT-OFF DATE LOAN/SF:      $156
 CUT-OFF DATE LTV:          58.9%
 MATURITY DATE LTV:         58.9%
 UW DSCR:                   1.94x
-------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                       SIGNIFICANT TENANTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           LEASE
                                                                                        SQUARE      % OF     BASE RENT   EXPIRATION
 TENANT NAME                     PARENT COMPANY                          MOODY'S/S&P(5)  FEET       GLA         PSF        YEAR
------------------------------------------------------------------------------------------------------------------------------------

 QUALCOMM                       Qualcomm Incorporated                       Ba2/NR      103,103    26.8%      $26.40       2011
 STATE COMPENSATION INSURANCE
  FUND                          State Compensation Insurance Fund             NR        100,073    26.0%      $28.80       2013
 CAPTIVA SOFTWARE CORPORATION   Captiva Software Corporation                  NR         25,498     6.6%      $23.91       2009
 ROHM LSI SYSTEMS               Rohm Electronics, Inc. U.S.A., LLC            NR         20,951     5.4%      $27.84       2010
 ZTE SAN DIEGO                  ZTE San Diego                                 NR         19,312     5.0%      $27.96       2007
------------------------------------------------------------------------------------------------------------------------------------


(1)  Borrower is required to pay monthly 1/12th of the estimated annual taxes and insurance premiums monthly; provided that such amount will not be required if (i) no event of default has occurred and (ii) the borrower provides lender evidence that all taxes and insurance premiums have been paid no later than 30 days after the due date thereof.

(2)  Borrower is required to deposit $6,413.83 monthly unless: (i) no event of default is continuing; (ii) borrower or an assignee that has been approved by lender is the borrower and the lender has agreed no reserves are required; and (iii) the property is maintained as required in the loan documents as determined by lender. The lender has the right to require an increase in monthly reserves if lender reasonably determines that an increase is necessary to maintain proper operation of the property.

(3)  During an event of default, the borrower is required to pay $40,403.33 monthly.

(4)  A lease covering 25,406 square feet expired on July 31, 2005. Qualcomm
     Incorporated has leased approximately 12,703 square feet of the expired space. The remaining approximately 12,703 square feet of expired space is currently vacant. The occupancy rate of the property as of August 1, 2005 was approximately 93.2%.

(5)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    41 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                            RREEF -- PACIFIC CENTER
--------------------------------------------------------------------------------

THE LOAN. The RREEF -- Pacific Center loan is secured by a first mortgage interest in approximately 384,832 square feet of office space located in two adjacent Class A mid-rise office buildings in an office complex known as
"Pacific Center." The refinanced loan-to-value ratio is 58.9%.

THE BORROWER. The borrower, RREEF America REIT III Corp. K, a Maryland corporation is structured as a single purpose entity with an independent director, for which a non-consolidated opinion was obtained at origination. The borrower is wholly owned by RREEF America REIT III, Inc. RREEF America REIT III,
Inc. is a private real estate investment trust that manages a portfolio of multi-family, industrial, retail and office properties.

THE PROPERTY(1). The Pacific Center site totals approximately 7.0 acres, is located at 10105 and 10145 Pacific Heights Boulevard in San Diego, California.
and is comprised of two adjacent mid-rise ten- and six-story buildings built in
1998 and 2000, respectively. Pacific Center amenities include a five level deck parking structure and a separate gym/health club facility. The ten story building totals approximately 243,388 square feet and as of the June 22, 2005 rent roll, was approximately 97.1% occupied by 9 tenants, including Qualcomm,
Incorporated (one of the leases in the ten-story building expired on July 31,
2005, leaving 8 tenants and opening 25,406 square feet of space, approximately half of which was leased by Qualcomm Incorporated as of August 1, 2005). The six-story building totals approximately 141,444 square feet and as of the June
22, 2005 rent roll, was approximately 95.5% occupied by 5 tenants, including the
State Compensation Insurance Fund. The occupancy rate of the property as of June
22, 2005 was approximately 96.5% (and as of August 1, 2005 was approximately
93.2%). The largest tenant, Qualcomm Incorporated engages in the development, design, manufacture, and marketing of digital wireless telecommunications products and services. As of its fiscal year end 2004, Qualcomm Incorporated reported revenues of $3.51 billion and net income of $1.7 billion. Pursuant to the Qualcomm Incorporated lease, Qualcomm Incorporated is required to lease an additional 12,651 square feet, as of February 28, 2006. The second largest tenant, the State Compensation Insurance Fund (the "Fund"), is a non-profit, public enterprise fund that operates like a mutual insurance carrier. Unused premiums, in excess of Fund operating expenses, claims costs and expenses, and necessary surplus are returned in the form of dividends to policyholders. The
Fund has returned in excess of $4.8 billion to its policyholders since its founding. The space leased by the Fund has expanded from 80,000 square feet to
100,073 square feet since March 31, 2003.

THE MARKET(1). Pacific Center is located in the Sorrento Mesa high-tech industrial/office business district, in the City of San Diego, in the north-central portion of San Diego County, California. Sorrento Mesa is part of the larger North City/Golden Triangle area, which also includes the University
Town Center, Torrey Pines, Sorrento Valley and Governor Park business districts.
As of 2004, San Diego County ranked third in population among California's 58 counties behind Los Angeles and Orange and fourth as the most populous county in the nation, with an approximate population of 3,017,200. As of March 2005, the
San Diego County unemployment rate was approximately 4.3 percent. San Diego
County added an estimated 8,200 jobs in the first quarter of 2005.

Sorrento Mesa is a mixed-use, master planned business community generally located on the east side of Interstate 805. Sorrento Mesa is primarily characterized by a conforming mix of newer low and mid-rise office buildings, high tech industrial and R&D uses, and some traditional industrial and manufacturing properties. Major companies with a presence in the Sorrento Mesa business district include Qualcomm, Sony, Quidel, Motorola and General
Instrument. As of the first quarter 2005, Sorrento Mesa has an existing base of
4.2 million square feet of office space, making it the fourth largest office submarket in the City of San Diego behind Downtown, Mission Valley, and Kearny
Mesa. The first quarter 2005 office vacancy rate for Sorrento Mesa was approximately 13.1% as compared to approximately 21% in 2001. Market rents for
Pacific Center were appraised to range from $26.40 per square foot to $28.80 per square foot.

PROPERTY MANAGEMENT. Pacific Center is managed by RREEF Management Company, an affiliate of the borrower. As of the second quarter 2005, RREEF Management
Company had approximately $23.6 billion is assets under management, representing approximately 165 million square feet of commercial space.

(1)  Certain information was obtained from the RREEF -- Pacific Center appraisal dated 05/18/05.

                                    42 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                            RREEF -- PACIFIC CENTER
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE
                 NUMBER                                         % OF     CUMULATIVE                                CUMULATIVE %
                  OF        SQUARE      % OF                   BASE        SQUARE      CUMULATIVE    CUMULATIVE      OF BASE
                LEASES      FEET        GLA      BASE RENT     RENT         FEET        % OF GLA     BASE RENT        RENT
 YEAR          EXPIRING   EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
--------------------------------------------------------------------------------------------------------------------------------

 VACANT          N/A       13,377        3.5%       N/A        N/A          N/A           N/A      N/A                N/A
 2005 + MTM       2        25,354        6.6    $  250,490       2.7%      38,731         10.1%    $  250,490           2.7%
  2006            2        35,861        9.3       696,248       7.5       74,592         19.4%    $  946,738          10.1%
  2007            2        19,312        5.0       547,433       5.9       93,904         24.4%    $1,494,171          16.0%
  2008            0             0        0.0             0       0.0       93,904         24.4%    $1,494,171          16.0%
  2009            1        25,498        6.6       609,580       6.5      119,402         31.0%    $2,103,751          22.5%
  2010            4        28,314        7.4       749,892       8.0      147,716         38.4%    $2,853,643          30.6%
  2011            6       124,054       32.2     3,305,195      35.4      271,770         70.6%    $6,158,838          66.0%
  2012            0             0        0.0             0       0.0      271,770         70.6%    $6,158,838          66.0%
  2013            4       100,073       26.0     2,882,102      30.9      371,843         96.6%    $9,040,941          96.9%
  2014            1        12,703        3.3       290,472       3.1      384,546         99.9%    $9,331,413         100.0%
  2015            0             0        0.0             0       0.0      384,546         99.9%    $9,331,413         100.0%
 AFTER            2           286        0.1             0       0.0      384,832        100.0%    $9,331,413         100.0%
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL           24       384,832      100.0%   $9,331,413     100.0%
--------------------------------------------------------------------------------------------------------------------------------


                                    43 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                            RREEF -- PACIFIC CENTER
--------------------------------------------------------------------------------

                 [2 GRAPHICS OF RREEF - PACIFIC CENTER OMITTED]

                                    44 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                            RREEF -- PACIFIC CENTER
--------------------------------------------------------------------------------

                   [2 MAPS OF RREEF - PACIFIC CENTER OMITTED]

                                    45 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                            NEW CENTER ONE BUILDING
--------------------------------------------------------------------------------

                  [3 PHOTOS OF NEW CENTER ONE BUILDING OMITTED]

                                    46 of 82

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                            NEW CENTER ONE BUILDING
--------------------------------------------------------------------------------

-------------------------------------------------------------------------
                        MORTGAGE LOAN INFORMATION
-------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $45,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $45,000,000
 % OF POOL BY IPB:                 2.2%
 LOAN SELLER:                      JPMorgan Chase Bank, N.A.
 BORROWER:                         New Center LLC & NCO Parking LLC
 SPONSOR:                          Lubent-Alder and the Farbman Group
 ORIGINATION DATE:                 07/15/05
 INTEREST RATE:                    5.33000%
 INTEREST ONLY PERIOD:             36 months
 MATURITY DATE:                    08/01/15
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           360 months
 CALL PROTECTION:                  L(24),Def(92),O(4)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Springing
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             Mezzanine Debt Permitted(1)
 LOAN PURPOSE:                     Refinance
-------------------------------------------------------------------------

-----------------------------------------------------
                       ESCROWS
-----------------------------------------------------
 ESCROWS/RESERVES:       INITIAL          MONTHLY
                        -----------------------------
 TAXES:                 $  308,648       $    41,998
 INSURANCE:             $   20,024       $    10,012
 CAPEX:                 $        0       $     4,503
 TI/LC:                 $  732,185(2)    Springing(3)
 OTHER:                 $1,000,000(4)    $         0
-----------------------------------------------------

---------------------------------------------
            PROPERTY INFORMATION
---------------------------------------------
 SINGLE ASSET/PORTFOLIO:     Single Asset
 TITLE:                      Fee
 PROPERTY TYPE:              Office - CBD
 SQUARE FOOTAGE:             487,996
 LOCATION:                   Detroit, MI
 YEAR BUILT/RENOVATED:       1982 / 2003
 OCCUPANCY:                  75.0%
 OCCUPANCY DATE:             06/14/05
 NUMBER OF TENANTS:          62
 HISTORICAL NOI:
   2003:                     $1,706,413
   2004:                     $1,732,187
   TTM AS OF 03/31/05:       $1,936,121
 UW REVENUES:                $7,686,158
 UW EXPENSES:                $3,513,777
 UW NOI(5):                  $4,172,381
 UW NET CASH FLOW:           $3,673,956
 APPRAISED VALUE:            $60,000,000(6)
 APPRAISAL DATE:             05/01/07
---------------------------------------------

-------------------------------------
        FINANCIAL INFORMATION
-------------------------------------
 CUT-OFF DATE LOAN/SF:      $92
 CUT-OFF DATE LTV:          75.0%
 MATURITY DATE LTV:         66.9%
 UW DSCR:                   1.22x
-------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                     SIGNIFICANT TENANTS
                                                                                                                      LEASE
                                                                                 SQUARE                BASE RENT   EXPIRATION
 TENANT NAME                  PARENT COMPANY                     MOODY'S/S&P(7)   FEET     % OF GLA       PSF         YEAR
------------------------------------------------------------------------------------------------------------------------------

 HENRY FORD HEALTH SYSTEMS   N/A                                      NR       83,529    16.5%       $ 13.54         2015
 DETROIT PUBLIC SCHOOLS      N/A                                      NR       73,691    14.5%       $ 17.54         2013
 GMAC SERVICES, INC.         General Motors Acceptance Corp.       Baa2/BB     22,950     4.5%       $ 18.00         2006
------------------------------------------------------------------------------------------------------------------------------


(1)  The Borrower is permitted to incur mezzanine debt in the future subject to
     LTV for combined debt being no greater than 85% and the DSCR for the combined debt being no less than 1.07x.

(2)  The $732,185.49 TI/LC reserve consists of a hold back of five months rent
     ($140,510.40) on the Kaplan Higher Education space, as well as $25psf TI allowance that the Borrower is obligated to pay to Kaplan, and will release once Lender receives a clean estoppel and evidence that Kaplan is in occupancy and paying rent.

(3)  Lender will begin paying monthly escrows of $50,000 for TI/LC in the event the actual DSCR falls below 1.10x. Payments will be required until enough space is leased and the operations exceed a 1.25x DSCR for 90 days, at which point the collections would be refunded to the Borrower.

(4)  At closing, lender held back $1,000,000 in escrow. The conditions to release are: no event of default, a signed lease to lender's satisfaction to occupy vacant space in the subject property that will be at a minimum of
     $102,000 of annual rent and reimbursements, receipt of a clean estoppel and evidence that the tenant of the subject leased space is in occupancy and paying rent, and the DSCR shall be no less than 1.25x.

(5)  The increase in UW NOI from the historical NOI is due lease up from 41.0%
     when the property was purchased in March 2003 to its current level of
     75.0%.

(6)  Appraisal value is based on a stabilized value. The "as-is" value is
     $55,000,000.

(7)  Ratings provided are for the entitiy listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    47 of 82

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                            NEW CENTER ONE BUILDING
--------------------------------------------------------------------------------

THE LOAN. The New Center One Building loan is secured by a fee interest in an approximately 487,996 square foot multi-tenant office building and 10-story parking garage located in Detroit, Michigan.

THE BORROWER. The borrowing entities are New Center LLC and NCO Parking LLC, both of which are special purpose entities wholly owned by NCO Acquisition
Parking LLC and managed by NCO Manager, Inc. The sponsors of the borrowing entity are Lubent-Alder and the Farbman Group.

The Farbman Group is a full service real estate company founded in 1976. The company employs over 200 professionals and has developed over 15 million square feet of office, industrial, and retail space in southeast Michigan. The Farbman
Group offers a wide range of services including: development and acquisitions, property management, leasing and brokerage, adaptive reuse, construction, and
Fbuilding maintenance.

Lubert-Adler is a 90% owner of NCO Acquisition Parking LLC through four funds.
Lubert-Adler is a real estate private equity firm specializing in redevelopments through joint ventures with local operating partners. Since its inception in
1997 Lubert-Adler has invested in approximately $10 billion of real estate assets.

THE PROPERTY. The New Center One Building is an eight-story, Class B, office building that contains approximately 487,996 square feet of space located in
Detroit, Michigan, approximately 4 miles north of the central business district.
The office building is a multi-tenant office development which includes storage units in the basement level, approximately 38,300 square feet of retail space on the first and second floors and six levels of office suites. Built in 1982, the
New Center One Building is connected to two adjacent office buildings, the
Fisher Building and the Albert Kahn building, through two skywalks.

Also included in the collateral is the New Center One Parking Garage which represents three separate parking facilities; the approximately 1,747 space, ten-story New Center Parking Garage, the 149 space surface lot and 68 spaces located in two underground levels of parking at the office building. Demand for these spaces comes primarily from the office and retail tenants of the building, transient parking and validation books.

As of June 14, 2005, the property was approximately 75.0% occupied by 62 tenants including Henry Ford Health Systems ("HFHS"), Detroit Public Schools, Kaplan
Higher Education and GMAC Home services. HFHS, founded in 1915 by auto pioneer
Henry Ford, is one of the nation's leading health care providers. HFHS, a
Michigan non-profit health care enterprise, records $2.6 billion in revenues annually with $105 million in uncompensated care. More than 12,700 full-time equivalent employees, including 3,000 nurses and more than 4,000 allied health professionals provide care during more than 2.5 million patient contacts. Henry
Ford health care providers perform more than 50,000 ambulatory surgery procedures each year. Nearly 65,000 patients are admitted to Henry Ford hospitals each year. HFHS has a letter of intent for an additional 7,019 square feet of office space at the property.

Since the borrowers, purchase of the building in 2003, they have successfully increased occupancy from 43% to the current level of 75.0%.

THE MARKET(1). New Center One Building is located on the north side of West
Grand Boulevard in the New Center submarket of Detroit, Michigan. The property is easily accessible from and in close proximity to Interstate 75 to the east, the John C. Lodge freeway to the west, the Davison freeway to the north, and
Interstate 94 to the south. Woodward Avenue, which is one block east of the subject, is a major corridor through the city of Detroit and the entire metropolitan area. Woodward Avenue runs northwest to southeast from Pontiac to downtown Detroit. The appealing characteristic of the New Center area of
Detroit, in comparison to Detroit's central business district, is the availability of parking for office tenants.

The vacancy rate and average rent for office properties in the Detroit metropolitan area are 22.5% and $20.16 per square foot (modified gross), respectively, during the first quarter of 2005. The vacancy rate and average rent for office properties in the New Center submarket are 17.6% and $19.70 per square foot (modified gross), respectively, during the first quarter of 2005.

PROPERTY MANAGEMENT. The New Center One Building is managed by Farbman
Management Group, an affiliate of the borrowers.

(1)  Certain information was obtained from the New Center One Building appraisal dated 05/04/05.

                                    48 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                             NEW CENTER ONE BUILDING
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
                NUMBER                                                     CUMULATIVE
                  OF        SQUARE                   BASE      % OF BASE     SQUARE      CUMULATIVE    CUMULATIVE    CUMULATIVE %
                LEASES      FEET      % OF GLA      RENT         RENT         FEET        % OF GLA     BASE RENT    OF BASE RENT
 YEAR          EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

 VACANT          N/A      138,564       27.3%        N/A         N/A      N/A               N/A      N/A                N/A
 2005 + MTM      23        53,897       10.6     $  425,338        8.4%   192,461           37.9%    $  425,338      8.4%
 2006             7        37,991        7.5        647,180       12.8    230,452           45.4%    $1,072,518     21.2%
 2007             8        14,201        2.8        217,852        4.3    244,653           48.2%    $1,290,370     25.5%
 2008            17        37,543        7.4        610,099       12.1    282,196           55.6%    $1,900,469     37.6%
 2009             8        30,671        6.0        487,119        9.6    312,867           61.7%    $2,387,588     47.3%
 2010             4         6,669        1.3         98,926        2.0    319,536           63.0%    $2,486,514     49.2%
 2011             0             0        0.0              0        0.0    319,536           63.0%    $2,486,514     49.2%
 2012             6        58,736       11.6        644,959       12.8    378,272           74.6%    $3,131,472     62.0%
 2013             1        45,024        8.9        776,664       15.4    423,296           83.5%    $3,908,136     77.3%
 2014             0             0        0.0              0        0.0    423,296           83.5%    $3,908,136     77.3%
 2015             2        83,529       16.5      1,130,414       22.4    506,825           99.9%    $5,038,551     99.7%
 AFTER            1           404        0.1         14,544        0.3    507,229          100.0%    $5,053,095    100.0%
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL           77       507,229      100.0%    $5,053,095      100.0%
---------------------------------------------------------------------------------------------------------------------------------


                                    49 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                            NEW CENTER ONE BUILDING
--------------------------------------------------------------------------------

                   [2 MAPS OF NEW CENTER ONE BUILDING OMITTED]

                                    50 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    51 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                            ENCINO FINANCIAL CENTER
--------------------------------------------------------------------------------

                  [3 PHOTOS OF ENCINO FINANCIAL CENTER OMITTED]

                                    52 of 82

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                            ENCINO FINANCIAL CENTER
--------------------------------------------------------------------------------

----------------------------------------------------------------------
                      MORTGAGE LOAN INFORMATION
----------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:         $44,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:     $44,000,000
 % OF POOL BY IPB:                   2.1%
 LOAN SELLER:                        Nomura Credit & Capital, Inc.
 BORROWER:                           EFC Investors, Ltd.
 SPONSOR:                            Robert J. Lowe
 ORIGINATION DATE:                   06/23/05
 INTEREST RATE:                      5.59000%
 INTEREST ONLY PERIOD:               60 months
 MATURITY DATE:                      07/11/15
 AMORTIZATION TYPE:                  Balloon
 ORIGINAL AMORTIZATION:              360 months
 REMAINING AMORTIZATION:             360 months
 CALL PROTECTION:                    L(24),Def(92),O(3)
 CROSS-COLLATERALIZATION:            No
 LOCK BOX:                           Springing
 ADDITIONAL DEBT:                    No
 ADDITIONAL DEBT TYPE:               N/A
 LOAN PURPOSE:                       Refinance
----------------------------------------------------------------------

-------------------------------------------------
                     ESCROWS
-------------------------------------------------
 ESCROWS/RESERVES:        INITIAL      MONTHLY
                          -----------------------
 TAXES:                   $ 50,941     $16,980
 INSURANCE:               $177,179     $16,107
 CAPEX:                   $      0     $ 4,374
 ENGINEERING RESERVE      $ 14,688     $     0
-------------------------------------------------

--------------------------------------------------
               PROPERTY INFORMATION
--------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Office -- Suburban
 SQUARE FOOTAGE:           227,223
 LOCATION:                 Encino, CA
 YEAR BUILT/RENOVATED:     1974
 OCCUPANCY:                92.9%
 OCCUPANCY DATE:           04/30/05
 NUMBER OF TENANTS:        84
 HISTORICAL NOI:
   2003                    $4,003,706
   2004:                   $4,154,300
   TTM AS OF 03/31/05:     $4,069,749
 UW REVENUES:              $6,459,387
 UW EXPENSES:              $2,454,117
 UW NOI:                   $4,005,270
 UW NET CASH FLOW:         $3,715,434
 APPRAISED VALUE:          $55,000,000
 APPRAISAL DATE:           04/20/05
--------------------------------------------------

------------------------------------
       FINANCIAL INFORMATION
------------------------------------
 CUT-OFF DATE LOAN/SF:   $ 194
 CUT-OFF DATE LTV:        80.0%
 MATURITY DATE LTV:       74.4%
 UW DSCR:                 1.23x
------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                 SIGNIFICANT TENANTS
                                                                                                              LEASE
                                                              MOODY'S/     SQUARE     % OF     BASE RENT   EXPIRATION
 TENANT NAME                    PARENT COMPANY                 S&P(1)      FEET       GLA        PSF          YEAR
---------------------------------------------------------------------------------------------------------------------
 BARRISTER EXECUTIVE SUITES   Barrister Executive Suites        NR        18,916   8.3%        $ 25.57       2011
 CITY NATIONAL BANK           City National Bank                NR        10,051   4.4%        $ 27.44       2009
 OLDMAN & HOFFMAN             Oldman & Hoffman                  NR         9,487   4.2%        $ 25.16       2010
 HEARTHSTONE                  Hearthstone                       NR         9,429   4.1%        $ 26.96       2005
 SYNOVATE INC.                Synovate Inc.                     NR         7,376   3.2%        $ 24.92       2006
---------------------------------------------------------------------------------------------------------------------


(1)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    53 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                             ENCINO FINANCIAL CENTER
--------------------------------------------------------------------------------

THE LOAN. Encino Financial Center is secured by a first mortgage fee interest in approximately 227,223 square foot office tower located in Encino, Los Angeles
County, California.

THE BORROWER. The property was completed in 1974 and has been owned since that time by EFC Investors Ltd. EFC Investors Ltd. is controlled by general partner
EFC, LLC and its limited partners. EFC Investors Ltd.'s largest owners are
Robert Lowe, current chairman and Chief Executive Officer of Lowe Enterprises,
Inc. and Brian Prinn, recently retired vice chairman and partner of Lowe
Enterprises, Inc. As Chairman and Chief Executive of Lowe Enterprises, Inc.,
Robert Lowe oversees the operations of a real estate company. Mr. Lowe was the principal founding shareholder in 1972 of the corporation which became Lowe
Enterprises, Inc. Lowe Enterprises, Inc. is a vertically integrated real estate development, investment advisory and management firm with an executive staff of
200 persons and a total employment of over 7,000, including hospitality operations. Headquartered in Los Angeles, the firm has regional offices in San
Francisco, Orange County, Sacramento, Denver, Phoenix and Washington DC. Lowe
Enterprises Real Estate Group oversees the development and property management of the firm's commercial and residential projects throughout the United States.
Lowe Enterprises, Inc. has developed, acquired or managed more than $6 billion of real estate assets since 1973.

THE PROPERTY. Constructed in 1974, Encino Financial Center is an approximately
227,223 square foot, 13-story office tower with an approximately 755 space parking garage located at 16133 Ventura Boulevard in Encino, California. Encino
Financial Center is situated along the prominent east / west thoroughfare of
Ventura Boulevard and is 92.9% occupied by 84 upscale professional and medical tenants. The property has undergone renovations in 1995 and 2005. Directly adjacent to the property is the upscale Encino Place, featuring several restaurants and retail stores. One block away on the opposing side of the property is the Encino-Tarzana Hospital serving the needs of doctors and dentists who comprise approximately 25% of the tenant base. The property is nearby the San Diego (405) and Ventura (101) freeways, connecting tenants to all of Southern California. The Burbank Airport is 11 miles northeast of the property and Los Angeles International is 18 miles south.

THE MARKET(1). As of year-end 2004, the San Fernando Valley had one of the tightest office market in the Los Angeles Basin, with a vacancy rate of just
9.0%. Demand was strong, particularly from tenants in finance, insurance and professional services. Net absorption in 2004 totaled 89,000 square feet, significantly exceeding the total for 2003 of 38,000 square feet. Comparable
"Class A" properties along Ventura Boulevard fare far better than the overall
San Fernando Valley market. These properties have maintained historically high occupancy rates and currently have vacancy of 6.7%. Average asking rental rates are between $21.60 and $25.80 per square foot.

PROPERTY MANAGEMENT. The property is managed by Lowe Enterprises Real Estate
Group-West, Inc., an affiliate of the Borrower.

(1)  Certain information was obtained from the Encino Financial Center appraisal dated 04/20/05. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.



----------------------------------------------------------------
                    ENCINO FINANCIAL CERNTER
                 NUMBER
                  OF
 YEAR AT        LEASES     SQUARE FEET      % OF
EXPIRATION     EXPIRING     EXPIRING     TOTAL SF     REVENUES
----------------------------------------------------------------

 VACANT                        16,220        7.1%       N/A
 2005 & MTM      10            26,301       11.6    $  677,787
 2006            51            35,278       15.5       897,750
 2007            29            60,876       26.8     1,549,525
 2008            13            22,258        9.8       532,877
 2009             8            30,497       13.4       792,236
 2010             4            16,877        7.4       425,021
 2011             1            18,916        8.3       483,603
 2012             0                --        0.0            --
 2013             0                --        0.0            --
 2014             0                --        0.0            --
 2015             0                --        0.0            --
 AFTER            0                --        0.0            --
----------------------------------------------------------------
 TOTAL           116          227,223      100.0%   $5,358,797
----------------------------------------------------------------

-------------------------------------------------------------------------------------
                 % OF BASE                  CUMULATIVE    CUMULATIVE    CUMULATIVE %
 YEAR AT       ACTUAL RENT    CUMULATIVE       % OF         TOTAL      OF BASE ACTUAL
EXPIRATION       ROLLING       TOTAL SF      TOTAL SF      REVENUES     RENT ROLLING
-------------------------------------------------------------------------------------

 VACANT            N/A              N/A        N/A           N/A            N/A
 2005 & MTM        12.6%         42,521        18.7%     $  677,787         12.6%
 2006              16.8          77,799        34.2%     $1,575,536         29.4%
 2007              28.9         138,675        61.0%     $3,125,061         58.3%
 2008               9.9         160,933        70.8%     $3,657,938         68.3%
 2009              14.8         191,430        84.2%     $4,450,174         83.0%
 2010               7.9         208,307        91.7%     $4,875,195         91.0%
 2011               9.0         227,223       100.0%     $5,358,797        100.0%
 2012               0.0         227,223       100.0%     $5,358,797        100.0%
 2013               0.0         227,223       100.0%     $5,358,797        100.0%
 2014               0.0         227,223       100.0%     $5,358,797        100.0%
 2015               0.0         227,223       100.0%     $5,358,797        100.0%
 AFTER              0.0         227,223       100.0%     $5,358,797        100.0%
-------------------------------------------------------------------------------------
 TOTAL            100.0%        227,223       100.0%     $5,358,797        100.0%
-------------------------------------------------------------------------------------


                                    54 of 82

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                             ENCINO FINANCIAL CENTER
--------------------------------------------------------------------------------

                    [MAP OF ENCINO FINANCIAL CENTER OMITTED]

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A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                               LOWE'S ALISO VIEJO
--------------------------------------------------------------------------------

                    [3 PHOTOS OF LOWE'S ALISO VIEJO OMITTED]

                                    56 of 82

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                               LOWE'S ALISO VIEJO
--------------------------------------------------------------------------------

------------------------------------------------------------------------
                       MORTGAGE LOAN INFORMATION
------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $42,125,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $42,125,000
 % OF POOL BY IPB:                 2.0%
 LOAN SELLER:                      LaSalle Bank National Association
 BORROWER:                         CLF Aliso Viejo Business Trust
 SPONSOR:                          CapLease Credit LLC
 ORIGINATION DATE:                 06/21/05
 INTEREST RATE:                    5.09500%
 INTEREST ONLY PERIOD:             60 months
 MATURITY DATE:                    07/01/15(1)
 AMORTIZATION TYPE:                IO-ARD
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           360 months
 CALL PROTECTION:                  L(24),Def(92),O(3)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Hard
 ADDITIONAL DEBT:                  Yes
 ADDITIONAL DEBT TYPE:             B-Note(2)
 LOAN PURPOSE:                     Refinance
------------------------------------------------------------------------

----------------------------------------------
                   ESCROWS
----------------------------------------------
 ESCROWS/RESERVES:     INITIAL       MONTHLY
                       -------      ----------
 TAXES:                $0           Springing(5)

 INSURANCE:            $0           Springing(5)
----------------------------------------------

--------------------------------------------------
               PROPERTY INFORMATION
--------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Retail -- Anchored
 SQUARE FOOTAGE:           208,050(3)
 LOCATION:                 Aliso Viejo, CA
 YEAR BUILT/RENOVATED:     1995/2004
 OCCUPANCY:                100.0%(4)
 OCCUPANCY DATE:           08/01/05
 NUMBER OF TENANTS:        3
 HISTORICAL NOI:
 2002:                     N/A
 2003:                     N/A
 2004:                     N/A
 UW REVENUES:              $4,568,844
 UW EXPENSES:              $1,217,291
 UW NOI:                   $3,351,553
 UW NET CASH FLOW:         $3,315,644
 APPRAISED VALUE:          $53,000,000
 APPRAISAL DATE:           03/18/05
--------------------------------------------------

-----------------------------------
       FINANCIAL INFORMATION
-----------------------------------
 CUT-OFF DATE LOAN/SF:   $ 202
 CUT-OFF DATE LTV:        79.5%
 MATURITY DATE LTV:       73.4%
 UW DSCR:                 1.21x
-----------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                 SIGNIFICANT TENANTS
                                                                                                               LEASE
                                                 MOODY'S/                                     BASE RENT     EXPIRATION
 TENANT NAME          PARENT COMPANY               S&P(6)      SQUARE FEET      % OF GLA         PSF           YEAR
----------------------------------------------------------------------------------------------------------------------

 LOWE'S              Lowe's Company, Inc.         A2/A+           175,000(3)    84.1%         $ 16.00          2023
 MICHAELS            Michaels Stores, Inc.       Ba1/BB+           25,050       12.0%         $ 21.00          2015
 TUESDAY MORNING     Tuesday Morning, Inc.          NR              8,000(4)     3.8%         $ 15.50          2010(7)
----------------------------------------------------------------------------------------------------------------------


(1)  Represents the anticipated repayment date; the actual maturity date is
     07/01/24.

(2)  B-Note in the amount of $3.85 million is held by CapLease, LP, the parent of the borrower.

(3)  Includes 30,000 square feet of garden center space.

(4)  Tuesday Morning has commenced paying rent, but has not yet taken occupancy of its leased space.

(5)  During an event of default, the borrower is required to pay monthly 1/12th of the estimated annual taxes and insurance premiums.

(6)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(7)  The tenant has an option, without any penalty payment to landlord, to terminate the lease within a 30 day period following December 31, 2007 in the event that gross sales, as defined in the lease, have not been greater than $1,750,000 for the preceding 12 month period.

                                    57 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

                               LOWE'S ALISO VIEJO

THE LOAN. The Lowe's Aliso Viejo Loan ("Lowe's Aliso Viejo") is secured by a first mortgage interest in an approximately 208,050 square foot Class A retail center anchored by a Lowe's Super Center, which includes approximately 30,000 square feet of garden center space. Lowe's Aliso Viejo is located in the City of
Aliso Viejo, in Orange County, California.

THE BORROWER. The borrower, CLF Aliso Viejo Business Trust, a Virginia business trust, is structured as a newly formed, single purpose entity with an independent director, for which a non-consolidation opinion was obtained at origination. The borrower is sponsored by CapLease Credit LLC. CapLease, LP owns
100% of the beneficial interest of the borrower and of CapLease Credit LLC. In consideration of CapLease Credit LLC providing a guaranty on behalf of the borrower, CapLease, LP provided a demand promissory note for the benefit of
CapLease Credit LLC in the amount of $25 million. Capital Lease Funding, Inc.
(NYSE: LSE) conducts substantially all of its business through its operating partnership Caplease, LP, or its subsidiaries. Capital Lease Funding, Inc.
reported total assets of approximately $581 million and total stockholder's equity of approximately $253 million as of December 31, 2004.

THE PROPERTY(1). Lowe's Aliso Viejo is an approximately 208,050 square foot master planned anchored retail center that includes an approximately 30,000 square foot gardening center occupied by a Lowe's Super Center. Lowe's Aliso
Viejo is situated on approximately 14.5 acres and is located at 26501 Aliso
Creek Road. Lowe's Aliso Viejo has approximately 6.5 parking spaces per 1,000 square feet. Lowe's Aliso Viejo is presently 100% leased by three tenants:
Lowe's Super Center, Michaels Stores, Inc. and Tuesday Morning, Inc. Lowe's
Companies, Inc. (NYSE: LOW) is a home improvement retailer and was ranked 43 on the Fortune 500 in 2005 and operated more than 1,125 stores in 49 states.
Michaels Stores, Inc. (NYSE: MLK) is an arts and crafts specialty retailer that offers a selection of arts and crafts materials. As of January 31, 2004,
Michaels Stores, Inc. operated 805 stores in 48 states and Canada. Tuesday
Morning, Inc. (NASDAQ: TUES) operates as a closeout retailer of home furnishings, gifts, and related items. As of May 2005, Tuesday Morning, Inc.
operated 700 stores in 43 states.

THE MARKET(1). Aliso Viejo is a master planned, mixed use community surrounded by the City of Laguna Beach to the west, Laguna Niguel to the south and Laguna
Hills to the east and north. Orange County represents approximately 8.1% of
California's population and has an unemployment rate of approximately 2.9%. In
2004, the Orange County retail vacancy rate dropped more than 8% in the fourth quarter to 4.4%.

As of 2003, Aliso Viejo's population within a 1-, 3-, and 5-mile radius was approximately 22,180, 120,846, and 269,312, respectively. Average household income in 2003 within the same radii was approximately $89,604, $96,909, and
$99,201, respectively. Included in the Aliso Viejo mixed use community is
"Pacific Park" a 900 acre master planned complex, which is the second largest business park in Orange County. Also within Pacific Park is the "Aliso Viejo
Town Center", located on the west side of Aliso Creek Road, north of Pacific
Park Drive. This 300-acre center accommodates a broad range of shopping, medical and health care, places of worship, professional and corporate offices, hotel and restaurant uses, entertainment, and community facilities. The first phase of
Aliso Viejo Town Center includes a Ralph's grocery store, a Super K-Mart,
360,000 square feet of other retail space and an Edward's 20 screen cinema.

PROPERTY MANAGEMENT. Lowe's Aliso Viejo is managed by the borrower.

(1)  Certain information was obtained from the Lowe's Aliso Viejo appraisal dated 03/18/05.

                                    58 of 82

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                               LOWE'S ALISO VIEJO
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
                 NUMBER                                                     CUMULATIVE
                  OF        SQUARE                             % OF BASE     SQUARE      CUMULATIVE    CUMULATIVE    CUMULATIVE %
                LEASES      FEET      % OF GLA    BASE RENT      RENT         FEET        % OF GLA     BASE RENT    OF BASE RENT
      YEAR     EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
--------------------------------------------------------------------------------------------------------------------------------

 VACANT          N/A          N/A       N/A            N/A         N/A            N/A       N/A              N/A        N/A
 2005 & MTM       0             0        0.0%   $        0         0.0%             0        0.0%    $        0           0.0%
 2006             0             0        0.0             0         0.0              0        0.0%    $        0           0.0%
 2007             0             0        0.0             0         0.0              0        0.0%    $        0           0.0%
 2008             0             0        0.0             0         0.0              0        0.0%    $        0           0.0%
 2009             0             0        0.0             0         0.0              0        0.0%    $        0           0.0%
 2010             1         8,000        3.8       124,000         3.6          8,000        3.8%    $  124,000           3.6%
 2011             0             0        0.0             0         0.0          8,000        3.8%    $  124,000           3.6%
 2012             0             0        0.0             0         0.0          8,000        3.8%    $  124,000           3.6%
 2013             0             0        0.0             0         0.0          8,000        3.8%    $  124,000           3.6%
 2014             0             0        0.0             0         0.0          8,000        3.8%    $  124,000           3.6%
 2015             1        25,050       12.0       526,050        15.2         33,050       15.9%    $  650,050          18.8%
 AFTER            1       175,000       84.1     2,799,996        81.2        208,050      100.0%    $3,450,046         100.0%
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL            3       208,050      100.0%   $3,450,046      100.0%
--------------------------------------------------------------------------------------------------------------------------------


                                    59 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                               LOWE'S ALISO VIEJO
--------------------------------------------------------------------------------

                     [2 MAPS OF LOWE'S ALISO VIEJO OMITTED]

                                    60 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    61 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                                   LXP-NISSAN
--------------------------------------------------------------------------------

                        [2 PHOTOS OF LXP-NISSAN OMITTED]

                                    62 of 82

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                                  LXP - NISSAN
--------------------------------------------------------------------------------

---------------------------------------------------------------------------
                         MORTGAGE LOAN INFORMATION
---------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $40,920,690
 CUT-OFF DATE PRINCIPAL BALANCE:   $40,920,690
 % OF POOL BY IPB:                 2.0%
 LOAN SELLER:                      JPMorgan Chase Bank, N.A.
 BORROWER:                         Lexington TNI Irving L.P.
 SPONSOR:                          Lexington Corporate Properties Trust
 ORIGINATION DATE:                 04/13/05
 INTEREST RATE:                    5.21800%
 INTEREST ONLY PERIOD:             12 months
 MATURITY DATE:                    05/01/13
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           360 months
 CALL PROTECTION:                  L(24),Def(66),O(3)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         CMA
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Acquisition
---------------------------------------------------------------------------

-----------------------------------------------
                    ESCROWS
-----------------------------------------------
 ESCROWS/RESERVES:     INITIAL     MONTHLY
                       ------------------------
 CAPEX:                $0          $4,474
 TI/LC:                $0          Springing(1)
-----------------------------------------------

-----------------------------------------------
              PROPERTY INFORMATION
-----------------------------------------------
 SINGLE ASSET/PORTFOLIO:     Single Asset
 TITLE:                      Fee
 PROPERTY TYPE:              Office -- Suburban
 SQUARE FOOTAGE:             268,445
 LOCATION:                   Irving, TX
 YEAR BUILT:                 2003
 OCCUPANCY:                  100%
 OCCUPANCY DATE:             03/24/05
 NUMBER OF TENANTS:          1
 HISTORICAL NOI:
   2004:                     $ 4,259,043
 UW REVENUES:                $ 5,633,861
 UW EXPENSES:                $ 1,427,494
 UW NOI:                     $ 4,206,368
 UW NET CASH FLOW:           $ 3,999,665
 APPRAISED VALUE:            $59,000,000
 APPRAISAL DATE:             01/20/05
-----------------------------------------------

-------------------------------------
        FINANCIAL INFORMATION
-------------------------------------
 CUT-OFF DATE LOAN/SF:      $152
 CUT-OFF DATE LTV:          69.4%
 MATURITY DATE LTV:         61.7%
 UW DSCR:                   1.48x
-------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                     SIGNIFICANT TENANTS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      LEASE
                                                                         MOODY'S/    SQUARE    % OF    BASE RENT   EXPIRATION
                TENANT NAME                      PARENT COMPANY           S&P(2)      FEET     GLA        PSF         YEAR
-----------------------------------------------------------------------------------------------------------------------------

 NISSAN MOTOR ACCEPTANCE CORPORATION   Nissan Motor Corporation Ltd.   Baa1/BBB+    268,445    100%      $ 17.91       2013
-----------------------------------------------------------------------------------------------------------------------------


(1)  Nissan is required to give 13 months notice on its lease renewal. In the event Nissan does not renew, a rollover reserve composed of a cash flow sweep for the last 13 months of the loan will be established.

(2)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    63 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                                  LXP - NISSAN
--------------------------------------------------------------------------------

THE LOAN. The LXP-Nissan loan is secured by a fee interest in a 268,445 square foot Class A office building located in Irving, Texas.

THE BORROWER. The borrower, Lexington TNI Irving LP, is a single asset, special purpose entity owned by Lexington Corporate Properties Trust ("Lexington"), a
self-managed and self-administrated real estate investment trust ("REIT") that acquires, owns and manages a portfolio of office, industrial and retail properties net-leased to major corporations throughout the United States.
Lexington has been a publicly traded company since October 1993, trading on the
New York Stock Exchange under the symbol LXP. The borrower and its predecessor firms have been in the business of investing in net-leased single tenant properties since 1973. The New York-based borrower was formed by a merger of two of these predecessor firms in 1993 and currently owns and manages a portfolio of over 190 properties in 37 states totaling approximately 37 million square feet.
The borrower also provides institutional advisory and asset management services to institutional investors in the net-lease area.

Lexington acquired the LXP-Nissan property as part of a larger acquisition of 39 properties from Wells REIT, totaling approximately 6.4 million square feet, consisting of mostly single-tenant office buildings and some industrial properties leased to credit and nationally recognized tenants. As of June 30,
2005, Lexington had total assets of approximately $2.1 billion.

THE PROPERTY. LXP-Nissan building is a 268,445 square foot three-story office building located in Irving, Texas, approximately 20 miles west of the Dallas central business district. The Class A office building is situated on 14.87 acres of land and was developed in 2003. The property is currently 100% leased and occupied by Nissan Motor Acceptance Corporation through March 31, 2013. The tenant has two, 5-year, renewal options at 95% of fair market rent, but not less than the previous years rent. In addition, Nissan North America, Inc. is a signed guarantor on the subject lease. The property is part of a four building campus of Nissan buildings, including Nissan's South Central regional office, service training facility and parts distribution center. The three other buildings are not part of the loan collateral. The subject property houses approximately 800 employees with capacity for expansion. Amenities at the property include a fitness center, a day care center, conference center, employee cafeteria and several break rooms/employee lounges.

Nissan Motor Acceptance Corporation (NMAC) is the automotive financial services arm of Nissan North America. Established in 1982, NMAC's primary emphasis is to purchase from its Nissan and Infiniti dealers retail and lease contracts for their customers. NMAC also provides wholesale inventory and capital and mortgage loan financing to Nissan and Infiniti dealers. The company offers financing for the complete line of Nissan and Infinity vehicles sold in the United States.

THE MARKET(1). LXP-Nissan is located in the City of Irving, Dallas County,
Texas. The area is located in the central portion of the state and is part of the Dallas/Fort Worth Metroplex. Primary access to the subject is provided by the LBJ Freeway (Interstate-635), State Highway 114 (John Carpenter Freeway),
Freeport Parkway, MacArthur Boulevard, Beltline Road, Valley View Lane (Highway
161), and Valley Ranch Parkway. The LBJ Highway is an eight-lane highway which traverses in an east-west direction and connects the subject with Dallas Central
Business District which is approximately 15 minutes to the east. LXP-Nissan is approximately 5 miles from the Dallas/Fort Worth Airport.

The property is located in the Irving submarket, part of the larger Dallas/Fort
Worth market. The submarket vacancy peaked at 25.6% in the first quarter 2003.
However, since then a decreasing trend has been reflected in the submarket vacancy level while three out of the past four quarters up to the third quarter of 2004 have recorded positive rental rate growth. For the first time since
2000, the Dallas/Fort Worth office market has recorded annual positive net absorption. The year-end 2004 vacancy rate of 23.8% is the lowest recorded in the last five quarters.

As of 2004, the population within a 3 and 5-mile radius of the subject were
22,160 and 108,206, respectively. The average household income within a 3 and
5-mile radius of the subject were $126,028 and $95,734, respectively. The average asking rent in the Irving submarket for third quarter 2004 is $17.24 per square foot, as reported by REIS.

PROPERTY MANAGEMENT. The property is managed by Lexington Corporate Properties
Trust, an affiliate of the borrower.

(1)  Certain information was obtained from the LXP-Nissan appraisal dated
     01/20/05.

                                    64 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                                   LXP-NISSAN
--------------------------------------------------------------------------------

                         [2 MAPS OF LXP-NISSAN OMITTED]

                                    65 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                                  915 BROADWAY
--------------------------------------------------------------------------------

                       [2 PHOTOS OF 915 BROADWAY OMITTED]

                                    66 of 82

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                                  915 BROADWAY
--------------------------------------------------------------------------------

------------------------------------------------------------------
                    MORTGAGE LOAN INFORMATION
------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $37,500,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $37,500,000
 % OF POOL BY IPB:                 1.8%
 LOAN SELLER:                      JPMorgan Chase Bank, N.A.
 BORROWER:                         915 Broadway Associates LLC
 SPONSOR:                          AB Partners
 ORIGINATION DATE:                 06/24/05
 INTEREST RATE:                    5.33000%
 INTEREST ONLY PERIOD:             120 months
 MATURITY DATE:                    07/01/15
 AMORTIZATION TYPE:                Interest-Only
 ORIGINAL AMORTIZATION:            N/A
 REMAINING AMORTIZATION:           N/A
 CALL PROTECTION:                  L(58),Grt1%orYM(57),O(4)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         No
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Refinance
------------------------------------------------------------------

------------------------------------------
                 ESCROWS
------------------------------------------
 ESCROWS/RESERVES:   INITIAL     MONTHLY
                     ---------------------
   TAXES:            $0         Springing(1)
   INSURANCE:        $0         Springing(1)
   CAPEX:            $0         Springing(1)
   TI/LC:            $0         Springing(1)
------------------------------------------

----------------------------------------------
             PROPERTY INFORMATION
----------------------------------------------
 SINGLE ASSET/PORTFOLIO:     Single Asset
 TITLE:                      Fee
 PROPERTY TYPE:              Office -- CBD
 SQUARE FOOTAGE:             214,721
 LOCATION:                   New York, NY
 YEAR BUILT/RENOVATED:       1926 / 1982
 OCCUPANCY:                  97.4%
 OCCUPANCY DATE:             05/11/05
 NUMBER OF TENANTS:          43
 HISTORICAL NOI:
   2003:                     $2,106,183
   2004:                     $2,119,229
   TTM AS OF 04/30/05:       $2,673,083
 UW REVENUES:                $6,626,572
 UW EXPENSES:                $3,218,547
 UW NOI(2):                  $3,408,025
 UW NET CASH FLOW:           $3,161,191
 APPRAISED VALUE:            $56,500,000
 APPRAISAL DATE:             05/25/05
----------------------------------------------

-------------------------------------
        FINANCIAL INFORMATION
-------------------------------------
 CUT-OFF DATE LOAN/SF:      $175
 CUT-OFF DATE LTV:          66.4%
 MATURITY DATE LTV:         66.4%
 UW DSCR:                   1.56x
-------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                                   SIGNIFICANT TENANTS
                                                                                                                   LEASE
                                                         MOODY'S/       SQUARE        % OF        BASE RENT     EXPIRATION
 TENANT NAME                        PARENT COMPANY         S&P          FEET          GLA           PSF            YEAR
--------------------------------------------------------------------------------------------------------------------------

 PACIFIC SYMPOSIUM, INC.                 N/A               NR         29,781      13.9%        $ 23.60            2013
 SEEDCO                                  N/A               NR         18,579       8.7%        $ 29.94            2013
 ROSCOMMON ENTERPRISES, INC.             N/A               NR         13,947       6.5%        $ 54.53            2009
--------------------------------------------------------------------------------------------------------------------------


(1)  In the event the DSCR falls below 1.20x, monthly escrows for real estate taxes, insurance, replacement reserves, and tenant improvements and leasing commissions will commence.

(2)  The increase in UW NOI from TTM as of 04/30/05 is due to new leases signed in 2005 and contractual rent steps.

                                    67 of 82

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                                  915 BROADWAY
--------------------------------------------------------------------------------

THE LOAN. The 915 Broadway loan is secured by a first mortgage on a fee interest in a 214,721 square foot office building located in New York, New York.

THE BORROWER. The property is owned (50%/50%) by 915 Broadway Associates LLC and
Annabelle Limited Partnership. The borrowing entity, 915 Broadway Associates
LLC, is controlled by AB Partners LLC ("AB Partners"), an affiliate of Murray
Hill Properties. AB Partners LLC is a New York based real estate investment, brokerage, management and consulting firm specializing in the acquisition repositioning and development of commercial and residential properties. AB
Partners control and/or manage approximately 1.5 million square feet of Class B office space in proximity to the property and are excellent hands on real estate operators within the property's sub-market. Murray Hill Properties ("MHP")
provides a broad array of asset management, property management and leasing services for a diverse range of institutions and individual owners in addition to its own properties.

THE PROPERTY. 915 Broadway is a 20-story (with an additional penthouse floor),
214,721 square foot office building located on the southwest corner of the intersection of Broadway and East 21st Street in Manhattan, New York. The Class
B office building was originally built in 1926 and offers 13,947 square feet of ground floor retail and mezzanine space, in addition to 6,519 square feet of basement level retail space. As of May 2004, the property is 97.4% occupied.
Major tenants at the property include Seedco, Pacific Symposium and Roscommon
Enterprises.

THE MARKET. 915 Broadway is located on the southwest corner of the intersection of Broadway and East 21st Street in Manhattan, New York. East 21st Street is a
one-way, west-bound cross-town commercial artery while Broadway is a major, one-way, south-bound thoroughfare. The neighborhood has excellent access to public transportation with easy access to subway stations and bus routes.
Additionally, the property is located only 7 blocks northwest of Union Square.
Union Square has become a successful commercial and residential center in recent years and is also a major subway hub providing multiple transportation linkages to the property. The immediate area is developed with a mix of mid-rise office, residential and retail buildings. There are numerous restaurants, art galleries and boutiques located in the area.

The subject is located in the Gramercy Park submarket of the Midtown South office market of Manhattan. The Gramercy Park submarket is defined as the area between East 12th and East 30th Streets, east of Fifth Avenue. This neighborhood consists of a mix of mid-rise office, residential and retail buildings. Numerous restaurants, art galleries and boutiques are located in the area generating strong pedestrian traffic and retail demand. The subject's market is home to a variety of corporations including the financial services, advertising, publishing, technology and retail industries.

According to CoStar, there are 1,037 office buildings containing 91.2 million square feet of space in the Midtown South office market with 98.2% classified as
Class B and C. For the first quarter of 2005, overall vacancy rates and average rents for office properties in Midtown South were 7.9% and $33.08 per square foot modified gross, respectively. Midtown South consists of 5 submarkets: SoHo,
Greenwich Village, Gramercy Park, Hudson Square and Chelsea. According to
CoStar, there are 240 office buildings containing 25.7 million square feet of space in the Gramercy Park submarket with 97.1% classified as Class B and C. For the first quarter of 2005, overall vacancy rates and average rents for office properties in the Gramercy Park submarket were 5.9% and $35.00 per square foot modified gross, respectively.

PROPERTY MANAGEMENT. 915 Broadway is managed by AB Partners LLC, an affiliate of
MHP.

(1)  Certain information was obtained from the 915 Broadway appraisal dated
     05/25/05.

                                    68 of 82

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                                  915 BROADWAY
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE
             NUMBER                                                     CUMULATIVE
              OF        SQUARE                             % OF BASE     SQUARE      CUMULATIVE    CUMULATIVE     CUMULATIVE
            LEASES      FEET      % OF GLA    BASE RENT      RENT         FEET       % OF GL A     BASE RENT      % OF BASE
 YEAR      EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING    RENT EXPIRING
-----------------------------------------------------------------------------------------------------------------------------

 VACANT      N/A        5,605        2.6%          N/A      N/A            N/A          N/A              N/A        N/A
 2005         7        11,955        5.6    $  396,548         6.7%       17,560         8.2%     $  396,548          6.7%
 2006         5        28,324       13.2       648,255        10.9        45,884        21.4%     $1,044,803         17.6%
 2007         4        13,370        6.2       339,941         5.7        59,254        27.6%     $1,384,744         23.3%
 2008        10        24,381       11.4       641,936        10.8        83,635        39.0%     $2,026,680         34.1%
 2009        10        42,018       19.6     1,511,315        25.5       125,653        58.5%     $3,537,995         59.6%
 2010         3        11,555        5.4       345,467         5.8       137,208        63.9%     $3,883,462         65.4%
 2011         0             0        0.0             0         0.0       137,208        63.9%     $3,883,462         65.4%
 2012         1        11,040        5.1       353,280         5.9       148,248        69.0%     $4,236,742         71.4%
 2013         3        51,699       24.1     1,342,674        22.6       199,947        93.1%     $5,579,416         94.0%
 2014         2        14,774        6.9       358,310         6.0       214,721       100.0%     $5,937,726        100.0%
 2015         0             0        0.0             0         0.0       214,721       100.0%     $5,937,726        100.0%
 AFTER        0             0        0.0             0         0.0       214,721       100.0%     $5,937,726        100.0%
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL       45       214,721      100.0%   $5,937,726       100.0%
-----------------------------------------------------------------------------------------------------------------------------


                                    69 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                                  915 BROADWAY
--------------------------------------------------------------------------------

                          [MAP OF 915 BROADWAY OMITTED]

                                    70 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    71 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                             BROWNSTONES APARTMENTS
--------------------------------------------------------------------------------

                [PHOTO AND MAP OF BROWNSTONES APARTMENTS OMITTED]

                                    72 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                             BROWNSTONES APARTMENTS
--------------------------------------------------------------------------------

------------------------------------------------------------------------
                       MORTGAGE LOAN INFORMATION
------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $35,400,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $35,400,000
 % OF POOL BY IPB:                 1.7%
 LOAN SELLER:                      LaSalle Bank National Association
 BORROWER:                         Brownstones Singh, L.L.C.
 SPONSOR:                          Jeat Grewal
 ORIGINATION DATE:                 05/25/05
 INTEREST RATE:                    5.17000%
 INTEREST ONLY PERIOD:             60 months
 MATURITY DATE:                    06/01/15
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           360 months
 CALL PROTECTION:                  L(24),Def(91),O(3)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         No
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Refinance
------------------------------------------------------------------------

--------------------------------------------------
                     ESCROWS
--------------------------------------------------
 ESCROWS/RESERVES:       INITIAL     MONTHLY
                        --------------------------
 TAXES:                 $409,833       $45,537
 INSURANCE:             $      0     Springing(1)
 CAPEX:                 $      0     Springing(2)
 OTHER:                 $ 10,000            $0
--------------------------------------------------

------------------------------------------------------
                 PROPERTY INFORMATION
------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:     Single Asset
 TITLE:                      Fee
 PROPERTY TYPE:              Multifamily -- Garden
 UNITS:                      260
 LOCATION:                   Novi, MI
 YEAR BUILT:                 2001
 OCCUPANCY:                  97.7%
 OCCUPANCY DATE:             06/24/05
 HISTORICAL NOI:
 2003:                       $238,735
 2004:                       $1,603,778
 TTM AS OF 04/30/05:         $2,281,577
 UW REVENUES:                $4,226,806
 UW EXPENSES:                $1,204,088
 UW NOI:                     $3,022,718
 UW NET CASH FLOW:           $2,957,649
 APPRAISED VALUE:            $44,250,000
 APPRAISAL DATE:             04/27/05
------------------------------------------------------

------------------------------------------
          FINANCIAL INFORMATION
------------------------------------------
 CUT-OFF DATE LOAN/UNIT:     $136,154
 CUT-OFF DATE LTV:              80.0%
 MATURITY DATE LTV:             74.0%
 UW DSCR:                       1.27x
------------------------------------------



----------------------------------------------------------------------------------------------------
                                      MULTIFAMILY INFORMATION
                                                                APPROXIMATE
                                              AVERAGE UNIT      NET RENTABLE      % OF TOTAL
 UNIT MIX                      NO. OF UNITS   SQUARE FEET            SF               SF
----------------------------------------------------------------------------------------------------

 ONE BEDROOM                        54          1,140               61,560           18.3%
 TWO BEDROOM                       164          1,279              209,756           62.3%
 THREE BEDROOM                      42          1,554               65,268           19.4%
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE            260          1,295              336,584          100.0%
----------------------------------------------------------------------------------------------------


(1)  Borrower is required to deposit 1/12th of the estimated annual insurance premiums; provided, however, that no reserve amount is required so long as, among other things, (i) no event of default has occurred, (ii) the borrower provides lender with written evidence that the insurance premiums have been paid in advance not less than 30 days prior to any policy renewal date and
     (iii) that lender is included in all policies of insurance as an
     "additional insured".

(2)  Borrower is required to deposit $5,417, provided, however, that no reserve amount is required so long as, among other things, (i) no event of default has occurred, (ii) the borrower furnishes evidence demonstrating to the satisfaction of lender that the borrower is expending the amounts set forth in the annual capital expenditures budget approved by lender in accordance with the loan documents and (iii) the property is, in the judgment of lender, being properly maintained by borrower as required by the loan documents.

                                    73 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                               KAISER FOUNDATION
--------------------------------------------------------------------------------

                  [PHOTO AND MAP OF KAISER FOUNDATION OMITTED]

                                    74 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                               KAISER FOUNDATION
--------------------------------------------------------------------------------

----------------------------------------------------------------------
                      MORTGAGE LOAN INFORMATION
----------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:         $32,670,000
 CUT-OFF DATE PRINCIPAL BALANCE:     $32,670,000
 % OF POOL BY IPB:                   1.6%
 LOAN SELLER:                        Nomura Credit & Capital, Inc.
 BORROWER:                           Inland Western Cupertino
                                     Tantau, L.L.C.
 SPONSOR:                            Inland Western Retail Real
                                     Estate Trust, Inc
 ORIGINATION DATE:                   06/27/05
 INTEREST RATE:                      4.45000%
 INTEREST ONLY PERIOD:               60 Months
 MATURITY DATE:                      07/11/10
 AMORTIZATION TYPE:                  Interest-Only
 ORIGINAL AMORTIZATION:              N/A
 REMAINING AMORTIZATION:             N/A
 CALL PROTECTION:                    L(36),Grt1% or YM(19),O(4)
 CROSS-COLLATERALIZATION:            No
 LOCK BOX:                           Springing
 ADDITIONAL DEBT:                    No
 ADDITIONAL DEBT TYPE:               N/A
 LOAN PURPOSE:                       Acquisition
----------------------------------------------------------------------

------------------------------------------
                 ESCROWS
------------------------------------------
 ESCROWS/RESERVES:   INITIAL     MONTHLY
                     ---------------------
 TAXES:              $0         Springing(3)
 INSURANCE:          $0         Springing(3)
 CAPEX:              $0         Springing(3)
------------------------------------------

-----------------------------------------------
             PROPERTY INFORMATION
-----------------------------------------------
 SINGLE ASSET/PORTFOLIO:     Single Asset
 TITLE:                      Fee
 PROPERTY TYPE:              Office - Suburban
 SQUARE FOOTAGE:             100,352
 LOCATION:                   Cupertino, CA
 YEAR BUILT/RENOVATED:       1968/2005
 OCCUPANCY(1):               100%
 OCCUPANCY DATE:             03/24/05
 NUMBER OF TENANTS:          1
 UW REVENUES:                $4,834,396
 UW EXPENSES:                $959,091
 UW NOI:                     $3,875,305
 UW NET CASH FLOW:           $3,859,249
 APPRAISED VALUE:            $59,400,000
 APPRAISAL DATE:             04/11/05
-----------------------------------------------

-------------------------------------
        FINANCIAL INFORMATION
-------------------------------------
 CUT-OFF DATE LOAN/SF:      $326
 CUT-OFF DATE LTV:          55.0%
 MATURITY DATE LTV:         55.0%
 UW DSCR:                   2.65x
-------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                     SIGNIFICANT TENANTS
                                                                                                                       LEASE
                                                          MOODY'S/                         % OF       BASE RENT     EXPIRATION
 TENANT NAME                         PARENT COMPANY        S&P(2)        SQUARE FEET       GLA          PSF            YEAR
------------------------------------------------------------------------------------------------------------------------------

 KAISER FOUNDATION HOSPITALS     Kaiser Permanente         A3/NR          100,352         100%        $ 34.08          2023
------------------------------------------------------------------------------------------------------------------------------


(1)  Kaiser Foundation Hospitals currently occupies approximately 50% of the square footage as they complete build out of the remainder of the collateral. The tenant is solely responsible for this work and expects to be in occupancy by September 2005.

(2)  Ratings provided are for the entity listed as "Kaiser Foundation Hospitals"
     whether or not the parent company guarantees the lease.

(3)  In the event Borrower fails to satisfactorily pay tax and insurance expenses, Lender reserves right to implement reserves. Replacement Reserve deposits will be required in the event of default or if property is not properly maintained.

                                    75 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                               BIG V TOWN CENTRE
--------------------------------------------------------------------------------

                 [2 PHOTOS AND MAP OF BIG V TOWN CENTRE OMITTED]

                                    76 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                               BIG V TOWN CENTRE
--------------------------------------------------------------------------------

------------------------------------------------------------------
                    MORTGAGE LOAN INFORMATION
------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:     $30,800,000
 CUT-OFF DATE PRINCIPAL
    BALANCE:                     $30,800,000
 % OF POOL BY IPB:               1.5%
 LOAN SELLER:                    Nomura Credit & Capital, Inc.
 BORROWER:                       WVR Real Estate II, LLC, a
                                 Delaware Limited Liability
                                 Company
 SPONSOR:                        Jeffrey Rosenberg
 ORIGINATION DATE:               07/07/05
 INTEREST RATE:                  5.12000%
 INTEREST ONLY PERIOD:           60 months
 MATURITY DATE:                  07/11/15
 AMORTIZATION TYPE:              Balloon
 ORIGINAL AMORTIZATION:          360 months
 REMAINING AMORTIZATION:         360 months
 CALL PROTECTION:                L(24),Def(91),O(3)
 CROSS-COLLATERALIZATION:        No
 LOCK BOX:                       Soft
 ADDITIONAL DEBT:                No
 ADDITIONAL DEBT TYPE(1):        Subordinate Debt Permitted
 LOAN PURPOSE:                   Refinance
------------------------------------------------------------------

--------------------------------------
               ESCROWS
--------------------------------------
 LETTER OF CREDIT(2):     $726,388
--------------------------------------

--------------------------------------------------
               PROPERTY INFORMATION
--------------------------------------------------
 SINGLE ASSET/PORTFOLIO:     Single Asset
 TITLE:                      Fee
 PROPERTY TYPE:              Retail - Anchored
 SQUARE FOOTAGE:             241,074
 LOCATION:                   New Windsor, NY
 YEAR BUILT/RENOVATED:       1977/2001
 OCCUPANCY:                  100%
 OCCUPANCY DATE:             06/01/05
 NUMBER OF TENANTS:          22
 HISTORICAL NOI:
 2003:                       $2,431,877
 2004:                       $2,642,157
 TTM AS OF 03/31/05:         $2,885.811
 UW REVENUES:                $3,962,600
 UW EXPENSES:                $1,246,463
 UW NOI:                     $2,716,137
 UW NET CASH FLOW:           $2,610,670
 APPRAISED VALUE:            $38,500,000
 APPRAISAL DATE:             05/20/05
--------------------------------------------------

-------------------------------------
        FINANCIAL INFORMATION
-------------------------------------
 CUT-OFF DATE LOAN/SF:      $128
 CUT-OFF DATE LTV:          80.0%
 MATURITY DATE LTV:         73.9%
 UW DSCR:                   1.30x
-------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                       SIGNIFICANT TENANTS
                                                                                                                         LEASE
                                                 MOODY'S/      SQUARE                    BASE RENT                    EXPIRATION
 TENANT NAME                 PARENT COMPANY        S&P(3)       FEET       % OF GLA         PSF         SALES PSF        YEAR
--------------------------------------------------------------------------------------------------------------------------------

 KMART                     Kmart                   N/R        87,000     36.1%         $  3.93          $ 147.70        2021
 SHOPRITE                  ShopRite                N/R        82,401     34.2%         $ 18.48          $ 440.12        2026
 GOODWILL                  Goodwill                N/R        12,753      5.3%         $ 11.41               N/A        2015
 TUTOR TIME CHILD CARE     Tutor Time Child
  SYSTEMS                   Care Systems           N/R        11,085      4.6%         $ 16.77               N/A        2016
 JUST A BUCK               Just a Buck             N/R         6,821      2.8%         $ 15.00               N/A        2010
--------------------------------------------------------------------------------------------------------------------------------


(1)  Related borrowers are permitted to incur future unsecured financing up to
     $1,000,000.

(2)  In lieu of ongoing Real Estate Tax Reserves, the Borrower posted an
     Irrevocable Letter of Credit in an amount equal to the current Real Estate
     Tax expense. This Letter of Credit will be maintained as additional
     Collateral for the Loan and will be held for the term of the Loan.

(3)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    77 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                          PRESTON HILLS AT MILLS CREEK
--------------------------------------------------------------------------------

           [2 PHOTOS AND MAP OF PRESTON HILLS AT MILLS CREEK OMITTED]

                                    78 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                          PRESTON HILLS AT MILLS CREEK
--------------------------------------------------------------------------------

--------------------------------------------------------------------
                     MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $29,600,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $29,600,000
 % OF POOL BY IPB:                 1.4%
 LOAN SELLER:                      Nomura Credit & Capital, Inc.
 BORROWER:                         Tenants in Common
 SPONSOR:                          Robert P. Jacobsen
 ORIGINATION DATE:                 06/13/05
 INTEREST RATE:                    5.16000%
 INTEREST ONLY PERIOD:             36 months
 MATURITY DATE:                    07/11/15
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           360 months
 CALL PROTECTION:                  L(24),Def(89),O(6)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Hard
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------

---------------------------------------------
                   ESCROWS
---------------------------------------------
 ESCROWS/RESERVES:    INITIAL     MONTHLY
                     ------------------------
 TAXES:              $373,264     $  33.933
 INSURANCE:          $ 51,625     $   8,604
 CAPEX:              $      0     $   7,733
---------------------------------------------

------------------------------------------------------
                 PROPERTY INFORMATION
------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:     Single Asset
 TITLE:                      Fee
 PROPERTY TYPE:              Multifamily -- Garden
 UNITS:                      464
 LOCATION:                   Buford, GA
 YEAR BUILT:                 2000
 OCCUPANCY:                  92.7%
 OCCUPANCY DATE:             05/04/05
 HISTORICAL NOI:
   2004:                     $2,435,830
   TTM AS OF 02/28/05:       $2,463,030
 UW REVENUES:                $4,263,646
 UW EXPENSES:                $1,673,389
 UW NOI:                     $2,590,257
 UW NET CASH FLOW:           $2,497,457
 APPRAISED VALUE:            $40,650,000
 APPRAISAL DATE:             03/28/05
------------------------------------------------------

---------------------------------------
         FINANCIAL INFORMATION
---------------------------------------
 CUT-OFF DATE LOAN/SF:     $63,793
 CUT-OFF DATE LTV:           72.8%
 MATURITY DATE LTV:          64.7%
 UW DSCR:                    1.29x
---------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                            MULTIFAMILY INFORMATION
                                                                                                       AVERAGE
                                                                     APPROXIMATE                       MONTHLY
                                                  AVERAGE UNIT      NET RENTABLE       % OF TOTAL      ASKING
           UNIT MIX            NO. OF UNITS       SQUARE FEET            SF               SF            RENT
-----------------------------------------------------------------------------------------------------------------

 ONE BEDROOM                      166                882             146,412         28.4%           $  863
 TWO BEDROOM                      252               1,205            303,660         58.8            $1,025
 THREE BEDROOM                    46                1,436             66,056         12.8            $1,283
-----------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE           464               1,112            516,128        100.0%           $  996
-----------------------------------------------------------------------------------------------------------------


                                    79 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                              CHARLES CENTER SOUTH
--------------------------------------------------------------------------------

                 [PHOTO AND MAP OF CHARLES CENTER SOUTH OMITTED]

                                    80 of 82

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

--------------------------------------------------------------------------------
                              CHARLES CENTER SOUTH
--------------------------------------------------------------------------------

-------------------------------------------------------------------------
                        MORTGAGE LOAN INFORMATION
-------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $28,400,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $28,400,000
 % OF POOL BY IPB:                 1.4%
 LOAN SELLER:                      Nomura Credit & Capital, Inc.
 BORROWER:                         Area 16B Associates Limited
                                   Partnership
 SPONSOR:                          Clark Enterprises, Inc., 16B, Inc.
 ORIGINATION DATE:                 05/26/05
 INTEREST RATE:                    5.40000%
 INTEREST ONLY PERIOD:             12 months
 MATURITY DATE:                    06/05/15
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           360 months
 CALL PROTECTION:                  L(24),Def(88),O(6)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         CMA
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:(1)          Secured Debt Permitted
 LOAN PURPOSE:                     Refinance
-------------------------------------------------------------------------

--------------------------------------------
                  ESCROWS
--------------------------------------------
 ESCROWS/RESERVES:      INITIAL     MONTHLY
                      ----------------------
 IMMEDIATE REPAIRS:   $   21,250    $0
 TI/LC:               $1,275,000    $0
--------------------------------------------

----------------------------------------------
            PROPERTY INFORMATION
----------------------------------------------
 SINGLE ASSET/PORTFOLIO:     Single Asset
 TITLE:                      Fee
 PROPERTY TYPE:              Office -- CBD
 SQUARE FEET:                318,766
 LOCATION:                   Baltimore, MD
 YEAR BUILT/RENOVATED:       1975
 OCCUPANCY:                  81.7%
 OCCUPANCY DATE:             04/12/05
 NUMBER OF TENANTS:          49
 UW REVENUES:                $5,601,717
 UW EXPENSES:                $2,950,229
 UW NOI:                     $2,651,488
 UW NET CASH FLOW:           $2,473,987
 APPRAISED VALUE:            $37,500,000
 APPRAISAL DATE:             04/13/05
----------------------------------------------

---------------------------------------
         FINANCIAL INFORMATION
---------------------------------------
 CUT-OFF DATE LOAN/UNIT:      $89
 CUT-OFF DATE LTV:            75.7%
 MATURITY DATE LTV:           64.7%
 UW DSCR:                     1.29x
---------------------------------------



----------------------------------------------------------------------------------
                               SIGNIFICANT TENANTS
                                                                         MOODY'S/
 TENANT NAME                         PARENT COMPANY                       S&P(2)
----------------------------------------------------------------------------------

 GSA-USA ATTORNEY(3)                United States of America             AAA/Aaa
 SHAPIRO, SHER, GUINOTT & SANDLER   Shapiro, Sher, Guinott & Sandler        NR
 FUNK & BOLTON, P.A.                Funk & Bolton, P.A.                     NR
 GROSS MENDELSOHN & ASSOCIATES      Gross Mendelsohn & Associates           NR
 DEHAY & ELLINSTON, L.L.N.          Lord & Whip, P.A.                       NR
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                                      LEASE
                                    SQUARE     % OF      BASE RENT                 EXPIRATION
 TENANT NAME                         FEET      GLA          PSF        SALES PSF      YEAR
----------------------------------------------------------------------------------------------

 GSA-USA ATTORNEY(3)                56,995    17.9%        $ 22.52         N/A         2014
 SHAPIRO, SHER, GUINOTT & SANDLER   24,500     7.6%        $ 19.20         N/A         2012
 FUNK & BOLTON, P.A.                15,465     4.9%        $ 23.87         N/A         2017
 GROSS MENDELSOHN & ASSOCIATES      14,014     4.4%        $ 19.43         N/A         2009
 DEHAY & ELLINSTON, L.L.N.          12,083     3.8%        $ 21.22         N/A         2007
----------------------------------------------------------------------------------------------


(1)  Future secured subordinate debt is allowed upon satisfaction of certain conditions including a loan-to-value ratio of no greater than 80% and a debt service coverage ratio of not less than 1.20x.

(2)  Ratings provided are for the entity listed in the "Parent Company" field whether or not parent company guarantees the lease.

(3)  In the event the GSA exercises its termination right upon expiration of the
     7th lease year (November 1, 2011), all excess cash flow up to $1,000,000 maximum will be deposited into the TI/LC Reserve, to be released in connection with re-tenanting 100% of the space.

                                    81 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    82 of 82

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.